SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|X|         Preliminary Proxy Statement
|_|         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|         Definitive Proxy Statement
|_|         Definitive Additional Materials
|_|         Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                                               AMERICAN PUBLIC HOLDINGS, INC.
                                                       ----------------------------------------------
                                                      (Name of Registrant as Specified In Its Charter)

                                          (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|         No fee required.
|X|         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)         Title of each class of securities to which transaction applies:

                                    Common Stock, no par value

            (2)         Aggregate number of securities to which transaction applies:

                                    1,099,287 shares

            (3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
                        0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                    $16.64715/per share

            (4)         Proposed maximum aggregate value of transaction:

                                    $18,300,000*

            (5)         Total fee paid:

                                    $3,600

|_|         Fee paid previously with preliminary materials.

|_|         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)         Amount Previously Paid:

            (2)         Form, Schedule or Registration Statement No.:

            (3)         Filing Party:

            (4)         Date Filed:

*Assumes purchase of all outstanding shares of Common Stock for $18,300,000.

                                                               AMERICAN PUBLIC HOLDINGS, INC.
                                                                     2305 LAKELAND DRIVE
                                                                 JACKSON, MISSISSIPPI 39208

                                                                      _________________, 2000

To Our Shareholders:

            You are cordially invited to attend a Special Meeting of Shareholders of American Public Holdings, Inc. ("American
Public"), to be held on June 27, 2000 at 9:00 a.m., local time, in the home office of American Public at 2305 Lakeland Drive,
Jackson, Mississippi 39208.  Shareholders of record as of May 26, 2000 are entitled to vote at the Special Meeting.

            At the Special Meeting, you will be asked to consider and vote upon the approval of an Agreement and Plan of
Reorganization, dated April 24, 2000, as amended (the "Agreement and Plan of Reorganization"), among American Public, American
Fidelity Corporation ("American Fidelity") and APLIC Acquisition Corp., a wholly owned subsidiary of American Fidelity
("Acquisition Sub"). After receipt of regulatory approvals, approval by the shareholders of American Public and satisfaction of other conditions, the Agreement and Plan of Reorganization provides for the merger of Acquisition Sub with and into American Public
(the "Merger"). If the proposed Merger is completed, each issued and outstanding share of common stock of American Public (the
"Common Stock") (other than shares owned by shareholders who exercise their dissenters' rights) will be converted into the right to receive $16.64715 in cash.

            In the Merger, American Public will be the surviving corporation. After the Merger, American Public will be a wholly owned subsidiary of American Fidelity, and American Public will no longer be publicly traded.  A copy of the Agreement and Plan of
Reorganization, as amended, is attached as Appendix A to the accompanying Proxy Statement. The Agreement and Plan of
Reorganization is also described in the Proxy Statement.

            THE TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTION NOR
UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT, INCLUDING THE
ACCOMPANYING PROXY STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

            The American Public Board of Directors unanimously approved the Merger after negotiations with American Fidelity. The
Board of Directors considers the Merger to be the most effective means to maximize value for American Public shareholders. In connection with its evaluation of the Merger, the Board of Directors engaged Legg Mason Wood Walker, Incorporated ("Legg
Mason") to act as its investment advisor. Legg Mason has rendered its opinion that, as of the date of the opinion, based upon and subject to the assumptions, limitations and qualifications in the opinion, the consideration to be received by the holders of the
Common Stock in the Merger is fair to the holders from a financial point of view. The written opinion of Legg Mason is attached as
Appendix B to and is described in the accompanying Proxy Statement.

            THE BOARD OF DIRECTORS BELIEVES THAT THE MERGER IS FAIR TO AND IN THE BEST INTEREST OF
THE SHAREHOLDERS OF AMERICAN PUBLIC. THE BOARD OF DIRECTORS RECOMMENDS THAT THE
SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

            Approval of the Agreement and Plan of Reorganization at the Special Meeting requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. The accompanying Proxy
Statement provides a summary of the proposed Merger and additional information about the parties involved and their interests.

            Whether or not you plan to attend the Special Meeting in person, it is important that your shares are represented.
Accordingly, please promptly complete, sign and date the enclosed proxy card and return it in the envelope provided whether or not you plan to attend the Special Meeting. This will not prevent you from voting your shares in person if you later choose to attend the Special Meeting. If the Merger is approved by the shareholders, you will receive instructions as soon as practicable after completion of the Merger on how to receive payment for your shares.

                                                                        Jerry C. Stovall
                                                                        President and Chief Executive Officer

AMERICAN PUBLIC HOLDINGS, INC.
2305 LAKELAND DRIVE
JACKSON, MISSISSIPPI 39208

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 27, 2000

TO THE SHAREHOLDERS OF AMERICAN PUBLIC HOLDINGS, INC.

      Notice is hereby given that a Special Meeting of shareholders of American Public Holding, Inc. ("American Public"), will be held on June 27, 2000 at 9:00 a.m., local time, at the home office of American Public at 2305 Lakeland Drive, Jackson, Mississippi 39208 for the following purposes:

(1)         To consider and vote upon a proposal to approve the Agreement and Plan of Reorganization, dated as of April 24, 2000, as amended (the "Agreement and Plan of Reorganization"), pursuant to which APLIC Acquisition Corp., an Oklahoma corporation
            ("Acquisition Sub") and wholly owned subsidiary of American Fidelity Corporation, a Nevada corporation ("American
            Fidelity"), will be merged (the "Merger") with and into American Public and each outstanding share of American Public common stock, no par value (the "Common Stock") (other than shares owned by shareholders who exercise their dissenters'
            rights) will be converted into the right to receive $16.64715 in cash. A copy of the Agreement and Plan of
            Reorganization is attached as Appendix A to the accompanying Proxy Statement. The Agreement and Plan of Reorganization is also summarized in the Proxy Statement.

(2)         To consider and act upon such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

            A Proxy Card and a Proxy Statement containing more detailed information with respect to the matters to be considered at the Special Meeting accompany this Notice.

            THE BOARD OF DIRECTORS OF AMERICAN PUBLIC HAS UNANIMOUSLY APPROVED THE AGREEMENT
AND PLAN OF REORGANIZATION AND RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION.

            Only holders of Common Stock of record at the close of business on May 26, 2000, are entitled to notice of, and to vote at, the Special Meeting. The quorum required to hold the Special Meeting is a majority of the shares of Common Stock entitled to vote at the meeting, present in person or by proxy. If a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Agreement and Plan of Reorganization.  Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to American Public in writing or in person at the Special Meeting. Unless so revoked, the shares represented by each proxywill be voted at the Special Meeting and at any adjournments thereof.  Presence at the Special Meeting of a shareholder who hassigned a proxy does not alone revoke that proxy.

            Holders of Common Stock who do not vote their shares in favor of the Agreement and Plan of Reorganization and who strictly comply with Sections 79-4-13.20 through 79-4-13.31 of the Mississippi Business Corporation Act (the "MBCA") have the right to dissent from the Agreement and Plan of Reorganization and make written demand for payment of the "fair value" of their shares (the "Dissenting Shares"). For a description of the rights of holders of Dissenting Shares, see Sections 79-4-13.20 through
79-4-13.31 of the MBCA, a copy of which is attached as Appendix C to the accompanying Proxy Statement. In addition, the description of the procedures to be followed in order to obtain payment for Dissenting Shares is set forth in the accompanying Proxy Statement.

            It is very important that your shares be represented at the Special Meeting.  You are urged to complete and sign the accompanying Proxy Card, which is solicited by the Board of Directors of American Public, and mail it promptly in the enclosed envelope.
                                                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                                        Jerry C. Stovall
                                                                        President and Chief Executive Officer

Dated and Mailed at Jackson, Mississippi
on or about ____________, 2000

PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME. IF THE MERGER IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR STOCK CERTIFICATES.

WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

AMERICAN PUBLIC HOLDINGS, INC.
2305 LAKELAND DRIVE
JACKSON, MISSISSIPPI 39208

PROXY STATEMENT
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 27, 2000

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:          What will happen in the Merger?

A:          In the Merger, APLIC Acquisition Corp. ("Acquisition Sub") , a wholly owned subsidiary of American
            Fidelity Corporation ("American Fidelity") will be merged into American Public Holdings, Inc.
            ("American Public") and American Public will be the surviving corporation. Each share of American
            Public Common Stock at the time of the Merger (other than shares owned by shareholders who exercise their dissenters' rights) will be converted into the right to receive $16.64715 in cash.  To review the structure of the Merger in greater detail, see page 10 of this Proxy Statement.

Q:          What risks are associated with the Merger for shareholders of American Public?

A:          Upon completion of the Merger, you will no longer have an equity interest in American Public and will no longer participate in any future earnings or growth of the surviving company.  Dissenters considering exercising dissenters rights should bear in mind that the "fair value" of their shares determined under
            Section 79-4-13.30 of the Mississippi Business Corporations Act could be more than, the same as, or less than the cash to be received in connection with the Merger.  To review special factors concerning the
            Merger, including the background of and reasons for the Merger, see pages 9 and 10 of this Proxy
            Statement. To review the rights of dissenting shareholders, see page 4 of this Proxy Statement and
            Appendix C setting forth the text of Sections 79-4-13.20 through 79-4-13.31 of the Mississippi Business
            Corporations Act.

Q:          Why is American Public being acquired?

A:          The Board of Directors believes that the acquisition of American Public is in the best interests of shareholders of American Public by providing the right to receive $16.64715 in cash for each share of
            American Public Common Stock. To review the background of and reasons for the Merger in greater detail, see pages 9 and 10 of this Proxy Statement.

Q:          What will I receive in the Merger?

A:          For each share of Common Stock of American Public you own, you will have the right to receive
            $16.64715 in cash, without interest. This amount is called the "Per Share Amount," and the aggregate amount you will receive for your shares of Common Stock is called the "Merger Consideration." For example: If you own 100 shares of American Public Common Stock, the Merger Consideration you will have a right to receive will be $1,664.72 in cash upon completion of the Merger and surrender of your stock certificates.

Q:          When do you expect the Merger to be completed?

A:          We expect the Merger to be completed on June 30, 2000.

Q:          What are the tax consequences of the Merger to me?

A:          The Merger will be a taxable transaction for income tax purposes to American Public shareholders. To review the income tax consequences to you in greater detail, see pages 20-21 of this Proxy Statement. Your tax consequences will depend on your personal situation. You should consult your tax advisor for a full understanding of the tax consequences of the Merger to you.

Q:          What am I being asked to vote upon?

A:          You are being asked to approve the Agreement and Plan of Reorganization which provides for the merger of Acquisition Sub into American Public, a wholly owned subsidiary of American Fidelity. After the
            Merger, you will no longer own an equity interest in American Public.  The Board of Directors has approved the Agreement and Plan of Reorganization and recommended that the American Public shareholders vote to approve the Agreement and Plan of Reorganization.  Pursuant to a Stockholder
            Agreement entered into with Acquisition Sub and American Fidelity, certain shareholders have agreed to vote their shares, representing 59.68% of the outstanding shares of Common Stock, in favor of the Merger.
            The shares represented by the Stockholder Agreement are sufficient to approve the Merger.  To review the provisions of the Stockholder Agreement in greater detail, see page 2 of this Proxy Statement and
            Appendix D attached hereto.

Q:          What do I need to do now?

A:          Just indicate on your Proxy Card how you want to vote and sign, date and mail the Proxy Card in the enclosed envelope as soon as possible so that your shares will be represented at the Special Meeting.

            Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of American
            Public Common Stock. A failure to vote or a vote to abstain will have the same legal effect as a vote against the Merger.

            The Special Meeting will be held on June 27, 2000 at 9:00 a.m., local time, at the home office of American
            Public at 2305 Lakeland Drive, Jackson, Mississippi 39208. You may attend the Special Meeting and vote your shares in person, rather than voting by proxy. In addition, you may withdraw your proxy up to and including the day of the Special Meeting and either change your vote or attend the Special Meeting and vote in person.

Q:          If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:          Your broker will vote your shares of Common Stock only if you provide instructions on how to vote. You should instruct your broker how to vote your shares by following the directions your broker provides to you. If you do not provide instructions to your broker, your shares will not be voted and they will be counted as votes against the proposal to approve and adopt the Agreement and Plan of Reorganization.

Q:          Should I send in my stock certificates now?

A:          No. After the Merger is completed we will send you written instructions for exchanging your Common
            Stock certificates for the Merger Consideration.

Q:          Whom can I contact if I have additional questions or would like additional copies of the Proxy Statement or Proxy Card?

A:          If you have additional questions or would like additional copies of this Proxy Statement or the Proxy Card you should contact:

                        Joseph C. Hartley, Jr., Secretary
                        American Public Holdings, Inc.
                        2305 Lakeland Drive
                        Jackson, Mississippi 39208
                        Telephone: (601) 936-3201

CAUTIONARY STATEMENT CONCERNING
FORWARD-LOOKING INFORMATION

      THIS PROXY STATEMENT AND OTHER STATEMENTS MADE FROM TIME TO TIME BY AMERICAN PUBLIC, AMERICAN FIDELITY, ACQUISITION SUB OR THEIR REPRESENTATIVES CONTAIN FORWARD-LOOKING STATEMENTS. THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF AMERICAN PUBLIC, AMERICAN FIDELITY AND ACQUISITION SUB AND MEMBERS OF THEIR RESPECTIVE MANAGEMENT TEAMS, AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED. SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT OF AMERICAN PUBLIC, AMERICAN FIDELITY AND ACQUISITION SUB THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS DETAILED IN THIS PROXY STATEMENT AND THOSE FACTORS SET FORTH FROM TIME TO TIME IN REPORTS OF AMERICAN PUBLIC FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE PROTECTION FROM LIABILITY OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES REFORM ACT OF 1995 IS NOT APPLICABLE TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

                                                                      TABLE OF CONTENTS

APPENDICES

APPENDIX A - Agreement and Plan of Reorganization..............................................................A-1
APPENDIX B - Opinion of Legg Mason.............................................................................B-1
APPENDIX C - Text of Sections 79-4-13.20 through 79-4-13.31 of the Mississippi Business
                            Corporations Act...................................................................C-1
APPENDIX D - Stockholder Agreement.............................................................................D-1

SUMMARY

      This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. For a more complete understanding of the Merger and for a more complete description of the legal terms of the Merger, you should read this Proxy Statement carefully, as well as the appendices to this Proxy Statement, including the Agreement and Plan of Reorganization.

THE COMPANIES

American Public Holdings, Inc.
2305 Lakeland Drive
Jackson, Mississippi 39208
Telephone: (601) 936-3201

      American Public Holdings, Inc., a Mississippi corporation ("American Public"), is a holding company for American Public Life Insurance Company ("American Public Life"), a domestic life and health insurance company with its home office in Jackson, Mississippi. American Public Life is licensed to do business in twenty-five states and specializes in supplemental health insurance products, including cancer, accident, intensive care, heart attack/stroke and dental insurance policies, sold on a voluntary basis to employees at the worksite and to individuals.

American Fidelity Corporation
2000 N. Classen Boulevard, 7 North
Oklahoma City, Oklahoma 73106
Telephone: (405) 523-5014

      American Fidelity Corporation, a Nevada corporation ("American Fidelity"), is privately held and is the parent company of American Fidelity Assurance Company ("American Fidelity Assurance"). American Fidelity Assurance is an insurance and financial services organization focused on the marketing of supplemental health and life insurance products, disability income insurance, and annuities to the educational, association based, and worksite markets. American Fidelity Assurance, incorporated in 1960, with its origins dating back to the 1930's employs close to 1,200 employees. With offices and representatives nationwide and licensed to do business in 49 states and the District of Columbia, American Fidelity Assurance is rated A+ Superior by A.M. Best Company, the nation's leading insurance rating service.

APLIC Acquisition Corp.
2000 N. Classen Boulevard, 7 North
Oklahoma City, Oklahoma 73106
Telephone: (405) 523-5014

      APLIC Acquisition Corp., an Oklahoma corporation ("Acquisition Sub"), is a wholly owned subsidiary of American Fidelity. American Fidelity formed Acquisition Sub shortly before execution of the Agreement and Plan of Reorganization for the purpose of carrying out the Merger.

THE SPECIAL MEETING

      The Special Meeting will be held on June 27, 2000 at 9:00 a.m., local time, at the home office of American Public at 2305 Lakeland Drive, Jackson, Mississippi 39208. At the Special Meeting, American Public shareholders will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Reorganization. The Special Meeting has been called by order of the Board of Directors of American Public.

RECORD DATE; VOTING POWER; VOTES REQUIRED

      Holders of record of Common Stock at the close of business on May 26, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 1,099,287 shares of common stock of American Public ("Common Stock") issued and outstanding held by approximately 1,581 holders of record. Holders of record of Common Stock on the Record Date are entitled to one vote per share on any matter that may properly come before the Special Meeting. The quorum required to hold the Special Meeting is a majority of the shares of Common Stock entitled to vote at the meeting, present in person or by proxy. If a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Agreement and Plan of Reorganization.

      On the Record Date, fifteen (15) directors and executive officers of American Public owned an aggregate of 760,920 shares of Common Stock or 69.22% of the outstanding shares of Common Stock; these directors and executive officers have agreed to vote their shares of Common Stock for approval of the Agreement and Plan of Reorganization. In addition, two of the directors and their affiliated interests have entered into a Stockholder Agreement pursuant to which they have agreed to vote their shares of Common Stock, equal to 59.68%, in favor of the Merger. The shares of Common Stock represented by the Stockholder Agreement are sufficient to approve the Merger. For additional details about the Stockholders Agreement, see "The Special Meeting--Stockholder Agreement" page 2.

      Approval by the American Public shareholders of the Agreement and Plan of Reorganization requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date. If a majority of the shares of Common Stock outstanding on the Record Date votes against the Merger, fails to vote or abstains from voting, the Agreement and Plan of Reorganization will not be approved, the Merger will not be completed, American Public will remain a public company and the shareholders of American Public will not have the right to receive $16.64715 per share for the Common Stock. A shareholder who wishes to exercise dissenters' rights under the MBCA must vote against or fail to vote for approval of the Agreement and Plan of Reorganization.

STOCKHOLDER AGREEMENT

      David A. New, Sr., David A. New, Jr., David New Operating Company, David New Drilling Company and New Partners, L.P. (collectively, the "New Family") have entered into a Stockholder Agreement with American Fidelity and Acquisition Sub whereby the New Family agreed to vote their shares of Common Stock in favor of the Merger. The New Family beneficially owns 656,040 shares of Common Stock of American Public, representing 59.68%. The shares of Common Stock subject to the Stockholder Agreement are sufficient to approve the Merger. A complete copy of the Stockholder Agreement is attached to this Proxy Statement as Appendix D.

POTENTIAL BENEFITS AND DETRIMENTS OF THE MERGER; BENEFITS TO INSIDERS

      The primary benefit of the Merger to American Public's shareholders is the opportunity to sell all of their shares of Common Stock at a cash price that represents a substantial premium over predominate historical trading prices. There has been very little trading in American Public's Common Stock. The per share amount of $16.64715 to be paid in connection with the Merger represents a premium of approximately 48% over the last known sales price of $11.25 per share. As a result of the Merger, however, the shareholders of American Public will not be entitled to participate in future earnings or growth of American Public. In addition, the shareholders of American Public may be required to recognize a taxable gain as a result of the Merger.

      Upon completion of the Merger, American Fidelity will own the entire equity interest of American Public and will have complete control over the management and conduct of American Public's business, all income generated by American Public and any future increase in American Public's value. Similarly, American Fidelity will also bear the risk of any losses incurred in the operation of American Public and any decrease in the value of American Public.

      Like the other shareholders of American Public, executive officers and directors who own Common Stock of American Public will have the right to receive $16.64715 per share for their shares of Common Stock. After completion of the Merger, American Public will continue to conduct its business unless American Fidelity determines otherwise, and the executive officers of American Public will continue their responsibilities and receive compensation pursuant to current arrangements. On July 27, 1999, the Board of Directors adopted a resolution approving the payment of a $75,000 bonus to Jerry Stovall in the event that American Public is sold. Mr. Stovall will receive this bonus upon the consummation of the Merger.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The American Public Board of Directors has determined that the Merger is fair to and in the best interest of the shareholders of American Public. The Board of Directors recommends that the American Public shareholders approve the Agreement and Plan of Reorganization. You should refer to the matters considered by the Board of Directors in determining whether to approve the Agreement and Plan of Reorganization, beginning at page 10.

OPINION OF FINANCIAL ADVISOR

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a nationally recognized investment banking firm, rendered an opinion to the Board of Directors dated __________________, 2000, that, based upon and subject to the assumptions, limitations and qualifications in the opinion, the consideration to be received by the holders of the Common Stock in the Merger is fair to the holders from a financial point of view. A summary of the procedures followed, findings and recommendations, basis for and methods of arriving at the findings and recommendations and additional information concerning the preparation of the opinion of the financial advisor is included in this Proxy Statement. A copy of the fairness opinion, setting forth the information reviewed, assumptions made and matters considered, is attached to this Proxy Statement as Appendix B. You should read the fairness opinion of Legg Mason in its entirety.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

      A copy of the Agreement and Plan of Reorganization, as amended, is attached to thi Proxy Statement as Appendix A. You should read the Agreement and Plan of Reorganization in its entirety. It is the legal document that governs the Merger.

      GENERAL. The Agreement and Plan of Reorganization provides that Acquisition Sub will be merged into American Public and American Public will be the surviving corporation. As a result of the Merger, the shareholders of American Public will have the right to receive $16.64715 in cash, without interest, for each share of Common Stock that they own, other than shares owned by shareholders who exercise their dissenters' rights.

      CONDITIONS TO THE MERGER. The completion of the Merger depends upon the satisfaction of a number of conditions, including:

            —      approval of the Agreement and Plan of Reorganization by the holders of a majority of the outstanding shares of Common Stock;

            —      receipt of all approvals and notifications required to consummate the Merger and the expiration of any regulatory waiting periods;

            —      accuracy of the representations and warranties of the parties; and

            —      absence of any order, decree or injunction of a court or agency of competent jurisdiction enjoining or prohibiting the Merger.

Each party may waive the satisfaction of any condition to its obligations under the Agreement and Plan of Reorganization, other than approval of the Agreement and Plan of Reorganization by the American Public shareholders. EVEN IF THE SHAREHOLDERS OF AMERICAN PUBLIC APPROVE THE MERGER, THERE CAN BE NO ASSURANCE THAT THE MERGER WILL BE COMPLETED.

      NO SOLICITATION. Until completion or abandonment of the Merger, American Public and its affiliates are not permitted to solicit, initiate, or encourage or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to a proposal or offer with respect to any alternative acquisition proposal to the Merger, except that American Public may furnish information in response to unsolicited requests and enter into discussions with a third party that wants to make an acquisition proposal if it is reasonably likely to be a superior proposal to the Merger and the discussions are necessary to fulfill the American Public Board of Directors' fiduciary obligations based on a written opinion from counsel.

      TERMINATION. Either American Public or American Fidelity may terminate the Agreement and Plan of Reorganization under certain circumstances, including if:

            —      American Public and American Fidelity mutually consent;

            —      the Merger is not completed by the later to occur of: July 31, 2000 or five business days following the Mississippi Department of Insurance approval of the Merger;

            —      legal constraints or prohibitions prevent the completion of the Merger;

            —      American Public shareholders do not approve the Agreement and Plan of Reorganization;

            —      the other party breaches in a material manner any of its representations, warranties or agreements under the Agreement and Plan of Reorganization and the breach is not cured within 30 days after notice; or

            —      American Public enters into or its Board of Directors approves an agreement for American Public to be acquired by another party for consideration to American Public shareholders that is superior to the consideration to American Public shareholders under the Agreement and Plan of
                   Reorganization (a "Superior Proposal") if (a)  American Public notifies American Fidelity of the
                   Superior Proposal, (b) American Fidelity has an opportunity to respond, and (c) American Public pays American Fidelity a termination fee of $500,000.

            —      American Fidelity determines that events have occurred that constitute "a material adverse effect."
                   A "material adverse effect" means any change in, event, occurrence or effect on the business of the Company, whether or not in the ordinary course of business, that is or could reasonably be expected to be materially adverse to the business operations, assets, properties, liabilities, prospects, or condition (financial or otherwise) of the Company.

      FEES AND EXPENSES. The Agreement and Plan of Reorganization provides that each of American Public, American Fidelity and Acquisition Sub will pay its own fees and expenses.

ACCOUNTING TREATMENT

      American Public believes that the Merger will be accounted for by American Fidelity using the purchase method of accounting in accordance with generally accepted accounting principles.

BOARD OF DIRECTORS AND OFFICERS OF AMERICAN PUBLIC

      Two members of the Board of Directors are senior executives of American Public. Six members of the Board of Directors own a substantial number of shares of Common Stock. The Board of Directors has agreed to pay Jerry Stovall at least $135,000 a year in salary, plus an automobile allowance of $500 per month and standard benefits until March 1, 2002, if Mr. Stovall is asked to resign or is terminated. This arrangement will continue in effect following the consummation of the Merger. In addition, on July 27, 1999, the Board of Directors agreed to pay Mr. Stovall a $75,000 bonus upon the sale of American Public.

REGULATORY APPROVALS

      American Public and American Fidelity are required to make filings with or obtain approvals from regulatory authorities in connection with the Merger. These filings and approvals include filings with the Mississippi Insurance Department, the Federal Trade Commission and the Department of Justice. [An application and notice was filed with the Federal Trade Commission and the Department of Justice as required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") on ______________, 2000 and American Public received early termination on ______________, 2000. An application for approval of the merger was filed May ______, 2000 with the Mississippi Department of Insurance.

DISSENTERS' RIGHTS

      Any shareholder of American Public who does not vote in favor of the proposal to approve the Agreement and Plan of Reorganization and who strictly complies with the applicable provisions of Sections 79-4-13.20 through 79-4-13.31 of the Mississippi Business Corporation Act (the "MBCA") has the right to dissent and be paid cash for the "fair value" for such holder's shares of Common Stock, which may be more than, the same as, or less than the agreed consideration of $16.64715 a share.

      Under Article 13, Section 79-4-13.01 et seq., of the MBCA, a copy of which is attached hereto as Appendix C, any holder of record of shares of American Public Common Stock who:

            (1)         files a written objection to the Merger prior to or at the Special Meeting at which the vote on the
Merger is taken, and

            (2)         does not vote in favor of the Merger,

may demand in writing that American Public pay to such shareholder the fair cash value of such shares. A person who is a beneficial owner, but not a registered owner, of shares of American Public common stock who wishes to exercise the rights of a dissenting shareholder under the MBCA must submit to American Public the record shareholder’s written consent to the dissent not later than the time the beneficial owner asserts dissenter’s rights and he must do so with respect to all shares of which he is the beneficial shareholder.

      Any shareholder contemplating making a demand for appraisal is urged to review carefully the provisions of Section 79-4-13.21 of the MBCA, particularly the procedural steps required to perfect appraisal rights thereunder. Appraisal rights will be lost if the procedural requirements of Section 79-4-13.21 of the MBCA are not fully satisfied.

      Set forth below is a summary of the procedures relating to the exercise of appraisal rights. The following summary does not purport to be a complete statement of the provisions of Article 13 of the MBCA and is qualified in its entirety by reference to Appendix C hereto and to any amendments to such sections as may be adopted after the date of this Proxy Statement.

      Before the American Public shareholders' vote is taken on the proposal to approve the Merger, a shareholder of record who intends to exercise appraisal rights must:

            (1)         deliver to American Public a written notice of his intent to demand payment for his shares if the proposed Merger is effectuated, and

            (2)         must not vote the shares of American Public Common Stock held by such dissenter in favor of the proposed Merger.

      Such written notice may be sent to American Public at 2305 Lakeland Drive, Jackson, Mississippi 39208, telephone number (601) 936-3201 to the attention of Joseph C. Hartley, Jr.

      The return of a proxy card by a dissenter with instructions to vote the shares represented thereby against the Merger, or abstaining from voting, is not sufficient to satisfy the requirement of delivering written objection to American Public. The submission of a signed blank proxy card will serve to waive appraisal rights.

      Within ten (10) days after the effective date of the Merger, American Public will notify each dissenter who has purported to comply with the provisions of Section 79-4-13.21 of the MBCA that the Merger has become effective.

      Within the time specified in the notice of consummation, any dissenter must file with American Public a demand for payment for their shares as of the day prior to the effective date of the Merger. The demand must comply with the provisions of Article 13 and must specify the dissenter's name and mailing address, the number of shares of American Public Common Stock owned, and state that the dissenter is demanding payment of his or her shares. The dissenter must also certify that the dissenter had beneficial ownership of the shares before the date set forth in the notice of consummation which will be the date of the first announcement of the proposed Merger to the news media (April 26, 2000). Simultaneously with the filing of the demand for payment, the dissenter shall also deposit his stock certificates in accordance with the terms of the notice of consummation. A dissenter who fails to satisfy any of the foregoing conditions within the proper time periods will conclusively be presumed to have acquiesced in the Merger and will lose his appraisal rights. The demand may be sent to American Public at 2305 Lakeland Drive, Jackson, Mississippi 39208, telephone number (601) 936-3201 to the attention of Joseph C. Hartley, Jr.

      Upon receipt of the demand, American Public shall pay dissenters who complied with Article 13 the amount American Public estimates to be the fair value of the dissenter's shares plus accrued interest. Certain financial information concerning American Public's estimate of the value of the shares, an explanation of how interest was calculated, and a statement of rights to demand payment, along with a copy of Article 13, must accompany such offer or payment.

      If the dissenter disagrees with the value paid by American Public, the dissenter may notify American Public in writing of his own estimate of the fair value of his shares and amount of interest due and demand payment of his estimate. To be entitled to such rights, the dissenter must notify American Public of his demand in writing within thirty (30) days after American Public made payment for the shares. If a dissenter has rejected American Public's payment and demanded payment of the fair value of the shares and interest due and the demand for payment remains unsettled, American Public shall commence a judicial proceeding within sixty (60) days after receiving the payment demand and petition an appropriate court, as described in Article 13, to determine the fair value of the shares and accrued interest. American Public shall make all dissenters whose demands remain unsettled parties to the proceeding and all parties must be served with a copy of the petition. Each dissenter made a party to the proceeding is entitled to judgment for either the amount by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by American Public.

      If American Public does not commence such action within the required sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      Dissenters considering exercising appraisal rights should bear in mind that the fair cash value of their shares determined under Section 79-4-13.30 of the MBCA could be more than, the same as, or less than the consideration they would otherwise receive pursuant to the Agreement and Plan of Merger if they do not seek appraisal of their shares.

      The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. Additionally, the court may assess fees of legal counsel and of experts for the respective parties. The court shall assess the costs against American Public except that the court may assess costs against all or some of the dissenters to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under Article 13, or the court may assess counsel fees against the dissenters who were benefitted.

      Any American Public shareholder who desires to exercise appraisal rights should carefully review the Mississippi Business Corporation Act and is urged to consult such shareholder's legal advisor before exercising or attempting to exercise such rights. The provisions of Sections 79-4-13.20 through 79-4-13.31 of the MBCA are attached to this Proxy Statement as Appendix C.

THE SPECIAL MEETING

GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Public for a Special Meeting of Shareholders of American Public to be held on June 27, 2000 at 9:00 a.m., local time, at the home office of American Public at 2305 Lakeland Drive, Jackson, Mississippi 39208, and at any adjournments thereof.

PROPOSAL TO BE CONSIDERED AT THE SPECIAL MEETING

      At the Special Meeting, the shareholders of American Public will be asked to consider and vote upon the approval of the Agreement and Plan of Reorganization. Subject to the receipt of regulatory approvals, approval by the shareholders of American Public and satisfaction of other conditions, the Agreement and Plan of Reorganization provides for the merger of Acquisition Sub with and into American Public. If the proposed Merger is completed, each issued and outstanding share of Common Stock at the effective time of the Merger (other than shares owned by shareholders who exercise their dissenters' rights) will be converted into the right to receive $16.64715 in cash.

RECORD DATE; VOTING POWER; VOTES REQUIRED

      Only holders of record of Common Stock at the Record Date are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 1,099,287 shares of Common Stock issued and outstanding held by approximately 1,581 holders of record. Holders of record of Common Stock on the Record Date are entitled to one vote per share on any matter that may properly come before the Special Meeting. The quorum required to hold the Special Meeting is a majority of the shares of Common Stock entitled to vote at the meeting, present in person or by proxy. If a quorum is present, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Agreement and Plan of Reorganization.

      On the Record Date, fifteen (15) directors and executive officers of American Public owned an aggregate of 760,920 shares of Common Stock or approximately 69.22% of the outstanding shares of Common Stock; these directors and executive officers have agreed to vote their shares of Common Stock for approval of the Agreement and Plan of Reorganization. In addition, two of the directors and their affiliated interests have entered into a Stockholder Agreement pursuant to which said shareholders have agreed to vote their shares of Common Stock, representing 59.68% of the Common Stock, in favor of the Merger. The shares of Common Stock subject to the Stockholder Agreement are sufficient to approve the Merger. For additional details regarding the Stockholder Agreement, see "The Special Meeting--Stockholder Agreement," page 2.

      A shareholder who wishes to exercise dissenters' rights under the MBCA must vote against or fail to vote for approval of the Agreement and Plan of Reorganization.

PROXIES

      Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to American Public in writing or in person at the Special Meeting. Signing and returning a later dated proxy in the form enclosed with this Proxy Statement will revoke a prior proxy. Presence at the Special Meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Unless so revoked, all of the shares represented by each proxy will be voted at the Special Meeting and at any adjournments thereof. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION, AND, IN THE DISCRETION OF THE PERSONS NAMED IN THE PROXY, ON SUCH OTHER MATTERS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING.

      The cost of preparing, assembling and mailing this Proxy Statement, the notice, the form of proxy and other material which may be sent to the shareholders will be borne by American Public. In addition, directors, officers and regular employees of American Public and its subsidiaries, at no additional compensation, may solicit proxies by telephone, telegram or in person. Upon request, American Public will reimburse brokers and other persons holding shares for the benefit of others for their out-of-pocket expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of Common Stock to give proxies.

      Please sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the proxy will not prevent you from attending the meeting and voting in person, should you so desire.

HISTORICAL MARKET INFORMATION

      The high and low sales price for each quarter is as set forth on the following chart, which is based on information provided by the National Quotation Bureau from the OTC Bulletin Board.

1998                                                                                         Low                   High
First Quarter                                                                             $14.75                 $14.75
Second Quarter                                                                            $14.25                 $15.75
Third Quarter                                                                             $12.00                 $14.75
Fourth Quarter                                                                            $10.25                 $12.00

1999                                                                                         Low                   High
First Quarter                                                                             $10.75                 $10.75
Second Quarter                                                                            $10.75                 $13.50
Third Quarter                                                                             $11.00                 $13.50
Fourth Quarter                                                                            $11.00                 $12.25

2000                                                                                         Low                   High
First Quarter                                                                             $11.00                 $12.00

      On April 25, 2000, the last trading day prior to announcement of the execution of the Agreement and Plan of Reorganization, a sale was reported by the National Quotation Bureau from the OTC Bulletin Board at a price of $11.125 per share. The last known sales price for the Common Stock, on _________, 2000 was $______ per share of Common Stock.

      American Public paid no dividends in 1999 and 1998. In 1997, American Public paid an annual cash dividend of $.22 (restated for a March 1998 twenty-for-one stock dividend). Under the Agreement and Plan of Reorganization, American Public has agreed not to pay any dividends on the Common Stock prior to completion of the Merger.

American Public’s ability to pay dividends is limited by the amount of dividends it receives from American Public Life. Payment of dividends by American Public Life is restricted by law to available net surplus computed on a statutory basis, which, as of December 31, 1999, was $3,496,832 (as reported to the Mississippi Department of Insurance). In addition, without the prior approval of the Mississippi Commissioner of Insurance, the size of any dividend by American Public Life during any one year is limited to the lesser of (i) 10% of surplus; or (ii) net gain from operations for the past three years, less dividends paid in the past two years. Under this test, American Public Life has no funds available for the payment of dividends to American Public in 2000.

SPECIAL FACTORS

BACKGROUND OF THE MERGER

      In March 1998 the Chairman of the Board of Directors of American Public, David New, Sr., was contacted about a possible sale of American Public. In the same month American Public's President and CEO, Jerry Stovall was contacted by another group interested in a possible purchase of American Public. As a result of these inquiries and other factors, including American Public's recent financial results, the Board of Directors instructed Mr. Stovall to seek other indications of interest from other potential buyers. In May 1998 American Public entered into Confidentiality Agreements with the two groups that approached American Public in March 1998 and a third company, permitting the exchange of information with these companies. Nothing further developed with these potential purchasers.

      In the fall of 1998 American Public contacted another insurance company based in the Southern United States about a possible purchase of American Public or merger. After several months of discussion in the Spring of 1999, the other company decided not to pursue the matter further.

      In May 1999 American Public entered into a Confidentiality Agreement with a company, permitting the exchange of information. Later in May 1999 that company expressed an interest in purchasing American Public for cash subject to a due diligence review. In June 1999 another company, Central Benefits Mutual Insurance Company, expressed an interest in purchasing American Public for a higher cash amount, also subject to a due diligence review. The other company declined to raise its preliminary offer. American Public signed a Letter of Intent with Central Benefits Mutual Insurance Company on June 9, 1999.

      From June through September, 1999 Central Benefits Mutual Insurance Company conducted due diligence and negotiated with American Public on the terms of a proposed definitive agreement. On September 27, 1999 American Public and Central Benefits Mutual Insurance Company terminated negotiations without reaching agreement.

      In October 1999, the Board of Directors engaged Legg Mason Wood Walker, Inc., to find a potential acquirer for American Public. Legg Mason Wood Walker, Inc. prepared a Confidential Descriptive Memorandum which was distributed to three potential buyers, American Fidelity and two companies that previously had preliminary discussions with American Public. After reviewing the information which was provided, one of the companies did not pursue the matter further. The other company met with representatives of management and the Board of Directors of American Public in November 1999 and January 2000 but then also decided not to make an offer.

      In January 2000, American Public received a preliminary offer to purchase American Public for cash from American Fidelity, subject to due diligence. On February 1, 2000, representatives of American Public met with American Fidelity to discuss synergies and opportunities available to American Fidelity and to negotiate price. In February and March 2000 American Fidelity conducted preliminary due diligence and discussions continued. On March 16, 2000 the Board of Directors approved a proposal from American Fidelity to purchase American Public for $18,300,000 in cash, subject to negotiation and execution of a definitive agreement. In April 2000, American Fidelity completed its due diligence and a definitive agreement was negotiated. On April 24, 2000, American Fidelity executed the definitive agreement. On April 25, 2000, the Board authorized execution of the definitive agreement and the definitive agreement was executed by American Public. On May __, 2000, the agreement was amended to clarify that the Acquisition Sub would be merged into American Public and American Public would be the surviving corporation.

PURPOSE, TIMING AND STRUCTURE OF THE MERGER

      The purpose for the Merger is to enable American Fidelity to acquire the entire equity interest of American Public in a transaction that provides the shareholders of American Public with the opportunity to sell all of their Common Stock at a price that represents a substantial premium over the prices that historically have been available.

      The acquisition by American Fidelity of the entire equity interest of American Public was structured as a cash merger in order to accommodate the desire of American Fidelity to ensure its acquisition of all of the outstanding shares of Common Stock in a single transaction, while at the same time facilitating a direct cash payment at a premium price to all holders of Common Stock. American Fidelity did not wish to engage in a transaction involving a tender offer followed by a merger. American Public wished to have its shareholders presented with a simple transaction dealing equally with all shareholders. Acquisition Sub is a wholly owned subsidiary of American Fidelity. American Fidelity formed Acquisition Sub shortly before execution of the Agreement and Plan of Reorganization for the purpose of carrying out the Merger.

REASONS FOR THE MERGER

      The American Public Board of Directors has determined that the Merger is in furtherance of and consistent with the long-term business strategies of American Public and is fair to and in the best interest of all of the shareholders of American Public. In approving the Merger, the Board of Directors consulted with American Public's management as well as its legal and financial advisors, including Legg Mason, and considered the following material factors and concluded that each of such factors weighed in favor of the Merger:

            1.          The Board of Directors of American Public reviewed American Public's business, operations, financial condition, earnings and prospects, which the Board of Directors analyzed in consideration of American Public's strategic alternative of continuing on a stand-alone basis.

            2.          The fact that the consideration to be received for the Merger provides American Public shareholders with a premium over the prices at which the American Public Common Stock generally traded before the announcement of the Merger.

            3.          The fact that the consideration to be received for the Merger provides America Public shareholders with immediate liquidity.

            4.          The American Public Board of Directors' consensus that the Merger was preferable to other strategic alternatives to maximize shareholder value, including remaining as a stand-alone company, and the related risks, such as a rating downgrade and insufficient capital for future growth and investments in information systems.

            5.          The presentations by Legg Mason with respect to the Merger and the opinion of Legg Mason that the consideration to be received for the Merger, as of the date that the Agreement and Plan of Reorganization was signed, was fair to American Public's shareholders from a financial point of view.

            6.          The history of American Public's discussions with other parties, including American Public's efforts in exploring strategic alternatives to enhance shareholder value, the fair and ample opportunity provided to other parties to submit proposals to American Public and the arm's-length negotiations between American Public and American
Fidelity.

            7.          The structure of the Merger and the terms of the Agreement and Plan of Reorganization, including the fact that American Public shareholders will receive cash for their holdings of American Public Common Stock.

            8.          The likelihood of the Merger being approved by the appropriate state insurance department and state regulatory authorities with American Fidelity as the acquiring company.

            9.          The American Public Board of Directors' review of the "no shop" and termination fee provisions of the Agreement and Plan of Reorganization and the American Public Board of Directors' belief that these provisions did not preclude a superior offer from another party.

      In view of the variety of factors considered in connection with its evaluation of the Merger, the Board of Directors found it impracticable to, and did not, quantify, rank or otherwise assign relative weights to the reasons for the Merger described above or determine that any reason was of particular importance in reaching its determination that the Merger is in furtherance of and consistent with the long-term business strategies of American Public and is fair to and in the best interest of the shareholders of American Public. Rather, the Board of Directors viewed its recommendation as being based upon its judgment, in light of the totality of the information presented and considered, as summarized in the reasons for the Merger described above, and the overall effect of the Merger on American Public's shareholders compared to continuing the business of American Public in the ordinary course or seeking other potential parties to effect a business combination.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      On April 25, 2000, the Board of Directors approved the Agreement and Plan of Reorganization. The approval of the Board of Directors of the Agreement and Plan of Reorganization and recommendation of approval by the shareholders is based on the conclusion of the Board of Directors that the proposed Merger is fair to the shareholders of American Public. In reaching that conclusion, the Board of Directors relied on consideration of the material factors presented in this Proxy Statement in "Special Factors--Reasons for the Merger," page 10 and on the opinion of Legg Mason, provided orally to the Board and confirmed in its May __, 2000 letter, that the consideration to be received by the shareholders of American Public pursuant to the Agreement and Plan of Reorganization is fair to the shareholders from a financial point of view. The conclusion of the Board of Directors as to the fairness of the proposed Merger encompasses the interests of all shareholders, including unaffiliated shareholders of American Public. The Merger and the Agreement and Plan of Reorganization were negotiated on an arm's-length basis by the parties. At completion of the Merger, each share of Common Stock (other than shares held by shareholders exercising dissenters' rights) is converted into the right to receive $16.64715, a price per share that represents a premium of approximately 48% over the last known sales price of $11.25 per share and which the Board of Directors believed could not be obtained from any source other than American Fidelity for the reasons described in "Special Factors--Background of the Merger" and "Special Factors--Reasons for the Merger." Upon completion of the Merger, all shareholders of American Public will have the opportunity for immediate liquidity for the Common Stock.

      While the Stockholder Agreement ensures that there will be a sufficient number of votes in favor of the Merger, the Board of Directors of American Public believes that the Merger is procedurally fair to the remaining shareholders of American Public because (a) all shareholders of American Public (other than any who exercise dissenters' rights) are treated equally under the cash merger structure; at completion of the Merger, each share of Common Stock (other than shares held by shareholders of American Public who exercise their dissenters' rights) is converted into the right to receive $16.64715, a price per share that represents a substantial premium to the market price of the Common Stock immediately before the announcement of the proposed Merger, (b) the Merger and the Agreement and Plan of Reorganization were negotiated on an arm's-length basis and (c) shareholders of American Public who object to the Merger and properly exercise dissenters' rights may obtain "fair value" for their shares if they exercise and perfect their dissenters' rights under the MBCA.

      All directors of American Public unanimously approved the Agreement and Plan of Reorganization and recommended approval by the shareholders.

      THE BOARD OF DIRECTORS OF AMERICAN PUBLIC HAS APPROVED THE AGREEMENT AND PLAN OF REORGANIZATION AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

FAIRNESS OPINION WITH RESPECT TO THE MERGER

      American Public requested Legg Mason, in its role as investment banker to American Public, render an opinion to the Board of Directors of American Public as to the fairness, from a financial point of view, of the consideration to be received by the shareholders of American Public pursuant to the Agreement and Plan of Reorganization.

      Legg Mason rendered its oral opinion to the American Public Board of Directors at their meeting on April 25, 2000, that, as of that date, and subject to certain assumptions, factors and limitations set forth in such opinion as described below, the Merger Consideration to be received by American Public stockholders was fair to stockholders from a financial point of view.

      The full text of the written opinion of Legg Mason dated May __, 2000, which sets forth the assumptions made, matters considered, scope and limitations on the review undertaken, and procedures followed by Legg Mason in connection with the opinion, is attached as Appendix B to this Proxy Statement. Stockholders are urged to read this opinion in its entirety. Legg Mason's opinion is directed only to the consideration to be received by stockholders pursuant to the Agreement and Plan of Reorganization and does not constitute a recommendation to any stockholder as to how such stockholder should vote at the American Public Special Meeting. Legg Mason's opinion will not be updated prior to or at the closing of the Merger. The summary of the opinion of Legg Mason set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

      In connection with its opinion, Legg Mason reviewed, among other things, (a) the Agreement and Plan of Reorganization and certain related documents, (b) the audited consolidated financial statements of American Public as of and for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, (c) the annual statutory statements of American Public Life as of and for the years ended December 31, 1999, 1998, 1997, and 1996, and (d) the unaudited financial statements of American Public as of and for the three-month period ended March 31, 2000. Legg Mason also had discussions with members of the senior management of American Public and American Fidelity regarding the past and current business operations, financial condition and future prospects of their respective companies. In addition, Legg Mason reviewed the reported price and trading activity for the shares of American Public Common Stock, compared certain financial and stock market data for American Public with similar information for certain other publicly traded companies, analyzed publicly available information concerning the terms of certain selected business combinations in the life and health insurance industry, and performed such other studies and analyses as Legg Mason considered necessary or appropriate.

      Legg Mason relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by them for purposes of their opinion. Legg Mason did not make an independent evaluation or appraisal of the assets and liabilities of American Public or any of its subsidiaries and they were not furnished with any such evaluation or appraisal.

      The following is a summary of the financial analyses Legg Mason utilized in connection with providing its written opinion to the American Public board.

      Comparison of Selected Peer Companies. Legg Mason compared selected historical stock market and balance sheet data and financial ratios for American Public to the corresponding data and ratios of the following supplemental health and life insurance companies: AFLAC, Inc., Atlantic American Corp., CERES Group, Inc., Cotton States Life Insurance, Intercontinental Life Corp., and National Western Life Insurance Co. The multiples of American Public were calculated using a price of $11.25 per share for American Public Common Stock, the closing price as of May 9, 2000. Such data and ratios included, among other things, equity value as a multiple of latest twelve months ("LTM") earnings per share ("EPS") and stockholders' equity, among others. Projected EPS data was provided by First Call Analysts' Research and FactSet Data Systems. An analysis of equity value as a multiple of LTM EPS for the selected peer companies yielded a range of 4.6x to 8.0x with a mean of 6.3x. A comparison of these numbers with the contemplated transaction would not be meaningful as the results for the contemplated transaction are negative. An analysis of total equity value as a multiple of book value ranged from 0.6x to 3.2x with a mean of 1.3x as compared to 1.5x for the contemplated transaction.

      Selected Transaction Analysis. Using publicly available information, Legg Mason analyzed the purchase price and implied transaction value multiples paid or announced to be paid in forty-five selected merger and acquisition transactions in the life and health insurance industry. Such analysis indicated that for the selected transactions, (i) total equity value as a multiple of book value ranged from 0.9x to 2.1x with a mean of 1.5x compared to 1.5x for the contemplated transaction and (ii) total transaction value as a multiple of LTM net income ranged from 13.4x to 29.0x with a mean of 20.3x. A comparison of these numbers with the contemplated transaction would not be meaningful as the results for the contemplated transaction are negative.

      No company, transaction, or business used in the comparison with comparable companies or selected transactions analysis as a comparison is identical to American Public or the Merger. Accordingly, an analysis of the results of the foregoing is not entirely mathematical. Instead, it involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the comparable companies, selected transaction or the company or transaction to which they are being compared.

      Discounted Net Income Analysis. Legg Mason performed a discounted net income analysis of American Public. Legg Mason calculated a net present value of estimated net income for the years 2000 through 2004 using discount rates ranging from 14.2% to 16.2%. Legg Mason calculated American Public's terminal values in the year 2004 based on multiples ranging from 5.0x net income to 7.0x net income. These terminal values were then discounted to present value using discount rates from 14.2% to 16.2%. Using the foregoing terminal values and discounted net income for American Public, the equity value ranged from $14.05 to $18.65, as compared to the equity value implied by the exchange ratio of $16.65 per share.

      The preparation of a fairness opinion is a complex process and is not necessarily susceptible to practical analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Legg Mason's opinion. In arriving at its fairness determination, Legg Mason considered the results of all such analyses. The analyses were prepared solely for purposes of Legg Mason providing its opinion to the American Public board as to the fairness of the Merger Consideration pursuant to the Agreement and Plan of Reorganization to the holders of shares of American Public Common Stock and do not purport to be appraisals that necessarily reflect the prices at which assets, businesses or securities actually may be sold. Analyses based on forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties, none of American Public nor Legg Mason nor any other person assumes responsibility if future results are materially different from those forecast.

      As described above, Legg Mason's opinion to the American Public board was one of the many factors taken into consideration by the American Public board in making its determination to approve the Agreement and Plan of Reorganization. The foregoing summary does not purport to be a complete description of the analyses performed by Legg Mason and is qualified by reference to the written opinion of Legg Mason set forth in Appendix B hereto.

      Legg Mason, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. American Public selected Legg Mason as its financial advisor because Legg Mason is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Merger.

      Pursuant to an engagement letter dated October 5, 1999, American Public engaged Legg Mason to act as its financial advisor in connection with the possible merger of American Public and American Fidelity. Pursuant to the terms of the engagement letter, American Public agreed to pay Legg Mason $530,000 upon the successful consummation of the transaction. American Public has agreed to reimburse Legg Mason for its reasonable out-of- pocket expenses, including attorney's fees, and to indemnify Legg Mason against certain liabilities, including certain liabilities under federal securities laws.

PLANS FOR AMERICAN PUBLIC AFTER THE MERGER

      Management of American Fidelity believes that American Public's product portfolio and sales distribution will integrate well with the product portfolio and sales distribution of American Fidelity Assurance affording current and prospective customers a wide range of voluntary worksite products all from a single source.

CERTAIN EFFECTS OF THE MERGER

      As a result of the Merger, the entire equity interest of American Public will be owned by American Fidelity, and the current shareholders will have no continuing interest in American Public. Therefore, following the Merger, the shareholders of American Public will no longer benefit from any increases in the value of American Public and will no longer bear the risk of any decreases in the value of American Public. Following the Merger, American Fidelity will own 100% of American Public and will have complete control over the management and conduct of American Public's business, all income generated by American Public and any future increase in American Public's value. Similarly, American Fidelity will also bear the risk of any losses incurred in the operation of American Public and any decrease in the value of American Public.

UNSOLICITED OFFERS FROM THIRD PARTIES

      Since entering into the Agreement and Plan of Reorganization on April 24, 2000 to the date of this Proxy Statement, American Public has not received any unsolicited offers from third parties for a merger or other business combination involving American Public or any of its subsidiaries or any unsolicited proposal or offer to acquire in any manner a substantial equity interest in, a substantial portion of the voting securities of, or a substantial portion of the assets of American Public or any of its subsidiaries, other than the transactions contemplated by the Agreement and Plan of Reorganization.

CONFLICTS OF INTEREST

      In addition to certain members of American Public's management and Board of Director's interest in the Merger as shareholders, on July 27, 1999 the Board of Directors of American Public approved the payment of a $75,000 bonus to Jerry Stovall in the event American Public is sold.

SUMMARY OF MATERIAL FEATURES OF THE MERGER

GENERAL

      The Agreement and Plan of Reorganization provides that, subject to its conditions and in accordance with the MBCA, Acquisition Sub will be merged into American Public when the Certificate of Merger is filed with the Mississippi Secretary of State and the Oklahoma Secretary of State or such other date or time as is stated in the Articles of Merger (the "Effective Time"). It is expected that the Effective Time will be June 30, 2000. Following the Merger, American Public will continue as the surviving corporation and will be a wholly owned subsidiary of American Fidelity. At the Effective Time, each issued and outstanding share of Common Stock, other than shares owned by shareholders who exercise their dissenters' rights, will be converted into the right to receive, upon surrender of the certificate formerly representing the shares of Common Stock (the "Certificate"), $16.64715 in cash. As a result of the Merger, the Common

Stock of American Public will no longer be publicly traded and the equity of American Public will be 100% owned by American Fidelity.

MERGER CONSIDERATION

      When the Merger is completed, each share of Common Stock issued and outstanding immediately prior to the Effective Time will no longer be outstanding and will automatically be canceled and retired. Each holder of a Certificate will have only the right to receive an amount in cash equal to the number of such shares multiplied by $16.64715 per share (the "Merger Consideration") at the time the Certificate is surrendered.

PAYMENT FOR SHARES

      Promptly after the Effective Time, _________________________ (the "Payment Agent") will mail to each holder of record of a Certificate a form of letter of transmittal which instructs American Public shareholders how to surrender their shares of Common Stock and receive the Merger Consideration. Risk of loss and title to the Certificate will pass only when the Payment Agent receives delivery. When a record holder has delivered to the Payment Agent all Certificates for its shares of Common Stock together with the duly executed letter of transmittal, the Payment Agent will issue a check for the Merger Consideration and mail the check to the record holder.

CLOSING OF TRANSFER BOOKS

      At the Effective Time, the stock transfer books of American Public will be closed and no further transfer of shares of Common Stock will be made on the records of American Public. On or after the Effective Time, any Certificates presented to American Public or the Payment Agent will be canceled and exchanged for the Merger Consideration.

CONDITIONS TO THE MERGER

      Each party's obligation to complete the Merger is conditioned upon the following: (a) approval of the Agreement and Plan of Reorganization by the vote of a majority of the outstanding shares of Common Stock of American Public, (b) the approval of (and the expiration of all waiting periods applicable thereto) the Mississippi Department of Insurance and any other state insurance department and other regulators whose approval is required to consummate the Merger and all notifications to any regulatory authorities that are required shall have been made, (c) all appropriate HSR Act filings shall have been made and any applicable waiting periods shall have expired or terminated, and (d) the absence of any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the Merger.

      The obligation of American Public to complete the Merger is subject to the satisfaction of the following conditions at or prior to the Effective Time: (a) each of American Fidelity and Acquisition Sub has performed in all material respects each of its obligations, covenants or conditions required to be performed, complied with, or satisfied pursuant to the Agreement and Plan of Reorganization and the representations and warranties of American Fidelity and Acquisition Sub contained in the Agreement and Plan of Reorganization are true and correct in all material respects, and American Public has received officers' certificates signed on behalf of American Fidelity and Acquisition Sub to that effect, (b) American Public shall have received a legal opinion from American Fidelity's counsel with respect to the Merger, and (c) American Public shall have received a fairness opinion, dated as of a date which is within ten (10) days prior to the date the Proxy Statement is mailed to shareholders, from Legg Mason, with respect to the Merger.

      The obligations of American Fidelity and Acquisition Sub to complete the Merger are subject to the satisfaction of the following conditions at or prior to the Effective Time: (a) American Public has performed in all material respects each of its obligations, covenants or conditions required to be performed, complied with, or satisfied pursuant to the Agreement and Plan of Reorganization and the representations and warranties of American Public contained in the Agreement and Plan of Reorganization are true and correct in all material respects, and American Fidelity has received an officers’ certificate signed on behalf of American Public to that effect, (b) American Public shall have obtained duly executed Agents Agreements from all general agents and certain other agents, (c) American Public shall have received the final report of the Mississippi Department of Insurance with respect to its examination of American Public and its subsidiaries for the six (6) years ended December 31, 1998, and the content and findings of said report shall not, in the reasonable judgment of American Fidelity, be materially different from the draft report dated April 20, 2000, and (d) American Public shall furnish to American Fidelity a title search of certain real property owned by American Public acceptable to American Fidelity.

      EVEN IF THE SHAREHOLDERS OF AMERICAN PUBLIC APPROVE THE MERGER AS PROVIDED IN THE AGREEMENT AND PLAN OF REORGANIZATION, THERE CAN BE NO ASSURANCE THAT THE MERGER WILL BE COMPLETED.

REPRESENTATIONS AND WARRANTIES

      American Public made representations and warranties in the Agreement and Plan of Reorganization, qualified in certain instances by materiality regarding the following: its organization and good standing; authority to enter into the Agreement and Plan of Reorganization and complete the transactions contemplated by the Agreement and Plan of Reorganization; capital structure of American Public and its subsidiaries; noncontravention of the Agreement and Plan of Reorganization to American Public's Articles of Incorporation, Bylaws, any contract or law; requisite governmental and other consents and approvals; compliance with the Securities and Exchange Commission (the "Commission") filing requirements; its financial statements; the accuracy of information in this Proxy Statement and compliance with the Exchange Act; the absence of certain material litigation; the absence of certain material changes since December 31, 1999; compliance with governing documents and laws; title to its real property; absence of undisclosed material contracts; absence of material events of default or basis for material events of default; requisite tax filings and examinations; absence of outstanding orders, judgments, injunctions and similar actions and absence of disputes involving American Public or its subsidiaries or their businesses; agreements relating to certain employment, consulting and benefit matters of American Public; compliance with labor and employment and environmental laws; absence of brokers or similar fees other than the investment advisor giving the fairness opinion; absence of regulatory orders or decrees; the absence of the payment of dividends; the accuracy of information upon which actuarial opinion is based; compliance of investments with American Public's investment policy; completeness of documents furnished to American Fidelity; maintenance of books; and completeness of disclosure.

CERTAIN COVENANTS

      Until the Merger is completed, American Public has agreed that American Public and its subsidiaries will conduct their business in the usual, regular and ordinary course in accordance with past practices and use their best efforts to preserve intact their current business organizations and assets and to maintain its materially important rights and franchises.

      American Public has also agreed that, without the consent of American Fidelity, neither American Public nor its subsidiaries will: (a) incur any liabilities or obligations in excess of $50,000, in the aggregate, except for insurance liabilities or obligations incurred in the ordinary course of its insurance business under its standard underwriting procedures; or make any loans or advances (except for policy loans made in the ordinary course of business pursuant to the terms of insurance contracts) or acquire any equity, debt, or other investment securities except for acquisitions of such securities in the ordinary course of its insurance business and in accordance with its established investment policies and guidelines; (b) grant any general increase in compensation to its employees as a class, or any increase in compensation to any of its officers or directors; effect any change in the amount of retirement benefits to any class of employees or officers (unless any such change shall be required by applicable law); or enter into any employment, severance, or similar agreements or arrangements with any directors or officers which, in the case of employment agreements, would extend beyond the closing date; (c) declare or pay any dividend or make any other distribution with respect to its stock or purchase, acquire, or redeem or split or combine or reclassify any of the shares of capital stock; (d) except in compliance with the provisions of the Agreement and Plan of Reorganization, purchase or otherwise acquire any substantial portion of the assets, or more than 5% of any class of stock or other form of equity interest of any business entity; (e) except in compliance with the provisions of the Agreement and Plan of Reorganization, merge or agree to merge with any other business entity or permit any other business entity to merge into it or consolidate with any other business entity; (f) liquidate, sell, dispose of, or encumber any assets or acquire any assets, other than in the ordinary course of business consistent with past practice, or involving amounts less than $100,000 per transaction; (g) issue any common shares or shares of any other class or permit any of its common shares or shares of any other class held in its treasury to become outstanding; (h) issue or grant or extend the term of any option, warrant, conversion or stock appreciation right not in existence on the date hereof; (i) propose or adopt any amendments to its corporate charter or Bylaws; (j) enter into any business not currently conducted by American Public or one of its subsidiaries; (k) propose or adopt any changes to the accounting principles used by American Public and its subsidiaries, except as required by generally accepted accounting principles or statutory accounting principles, as the case may be, and then only after consultation with American Fidelity; (l) enter into any transactions with any subsidiaries or affiliates other than in the ordinary course of business; or (m) pay any debt owed by American Public or any subsidiary or to any affiliate of American Public; (n) issue or enter into any agreement, arrangement or understanding to issue any of its capital stock or grant options, warrants, rights or securities convertible into, exchangeable for or which contain the right to purchase any of American Public’s Common Stock; (o) make any change in the business conducted by American Public and its subsidiaries; (p) make capital expenditures or enter into any contracts or commitments therefor in excess of an aggregate of $50,000; (q) enter into any contract, agreement, undertaking or commitment which would have been required to be disclosed in the Agreement and Plan of Reorganization or enter into any contract which requires the consent or approval of any third party to consummate the Merger; or make any material modification to any existing agreement or to any permits, other than changes made in good faith to cure document deficiencies; (r) enter into any contract for the purchase, lease (as lessee) or other occupancy of real property or exercise any option to extend a lease; (s) sell, lease (as lessor), transfer or otherwise dispose of or mortgage or pledge, or impose or suffer to be imposed any lien, charge or encumbrance on, any of the assets of American Public or any subsidiary, other than inventory and minor amounts of personal property sold or otherwise disposed of for fair value in the ordinary course of business consistent with past practice; (t) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, limited liability company, association or other business entity; (u) alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of American Public; (v) cancel any debts owed to or claims held by American Public or any subsidiary other than in the ordinary course of business consistent with past practice; (w) create, incur or assume, or agree to create, incur or assume, any indebtedness for borrowed money or enter into, as lessee, any capitalized lease obligations; (x) accelerate or delay collection of any notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice; (y) delay or accelerate payment of any account payable or other liability beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practice; (z) knowingly violate or fail to perform any obligation or duty imposed upon American Public or any subsidiary by any applicable requirements of law; (aa) make any tax election or change any method of accounting for tax purposes, in each case except to the extent required by law, or settle or compromise any tax liability; (bb) terminate, amend, modify or waive any provisions of any confidentiality agreement; (cc) make any material change in the accounting policies applied in the preparation of the financial statements; or (dd) enter into any agreement, arrangement or understanding which would have resulted in a modification to any of the schedules to the Agreement and Plan of Reorganization.

NO SOLICITATION OF TRANSACTIONS

      The Agreement and Plan of Reorganization provides that American Public will not, directly or indirectly (a) solicit, initiate, or encourage (including by way of furnishing non-public information), or take any other action to facilitate, any inquires or the making of any proposal that constitutes, or may reasonably be expected to lead to, an acquisition proposal or (b) participate in any discussions or negotiations regarding an acquisition proposal; provided, however, that at any time prior to the approval of the Agreement and Plan of Reorganization by the holders of American Public's Common Stock, the Board of Directors of American Public, in response to a written acquisition proposal that (i) was unsolicited and (ii) is reasonably likely to lead to a superior proposal, may authorize American Public to (x)

furnish non-public information with respect to American Public to the person who made such acquisition proposal pursuant to a customary confidentiality agreement and (y) participate in negotiations regarding such acquisition proposal; provided, further American Public must provide American Fidelity with a written opinion of American Public’s legal counsel stating that the Board of Directors of American Public is required to consider such acquisition proposal, then, and only then, consistent with the fiduciary duty. American Public is required to promptly advise American Fidelity orally and in writing of any acquisition proposal or any inquiry regarding the making of an acquisition proposal.

TERMINATION

      The Agreement and Plan of Reorganization may by written notice, be terminated at any time prior to the closing of the Merger: (a) by mutual consent of American Public and American Fidelity; (b) by either American Public or American Fidelity at any time after the later to occur of July 31, 2000 or (b) five business days following the Mississippi Department of Insurance approval of the change of control of American Public and its subsidiaries, if the closing shall not theretofore have occurred; (c) by either party in the event of the material breach by the other party of any representation, warranty, or agreement contained in the Agreement and Plan of Reorganization which cannot be or has not been cured within thirty (30) days after written notice to the party committing such breach; (d) by American Fidelity if American Fidelity has determined that a material adverse effect has occurred.

      In addition, the Agreement and Plan of Reorganization may be terminated by American Public prior to the stockholders' meeting if (a) the Board of Directors of American Public shall have determined in good faith based on the advice of outside counsel that failure to do so would constitute a breach of its fiduciary duties to American Public's stockholders under applicable law, (b) it is not in material breach of its obligations and has complied with, and continues to materially comply with, all requirements and procedures and has authorized American Public to enter into a binding written agreement for a transaction that constitutes a superior proposal and American Public notifies American Fidelity in writing that it intends to enter into such agreement, attaching the most current version of such agreement to such notice, (c) American Fidelity does not make within five (5) business days after receipt of American Public's written notice of its intention to enter into a binding agreement for a superior proposal, any offer that the Board of Directors reasonably and in good faith determines, after consultation with its financial and legal advisors, is at least as favorable to the stockholders of American Public as the superior proposal and during such period American Public reasonably considers and discusses in good faith all proposals submitted by American Fidelity and, without limiting the foregoing, meets with, and causes its financial advisors and legal advisors to meet with, American Fidelity and its advisors from time to time as required by American Fidelity to consider and discuss in good faith American Fidelity's proposals, and (d) prior to American Public's termination, American Public pays to American Fidelity the sum of $500,000 to reasonably compensate American Fidelity for its time, effort, costs and expenses incurred in connection with the Agreement and Plan of Reorganization.

      In addition, the Agreement and Plan of Reorganization may be terminated by American Fidelity if either (a) American Public has breached its obligations, (b) the Board of Directors of American Public has recommended, approved, or authorized American Public's acceptance or execution of a definitive agreement providing for a superior proposal, (c) the Board of Directors of American Public has modified in a manner materially adverse to American Fidelity or withdrawn its recommendation of the Agreement and Plan of Reorganization, or (d) a tender offer or exchange offer for any outstanding shares of American Public's Common Stock is commenced, and the Board of Directors of American Public, within ten (10) business days after such tender offer or exchange offer is so commenced, either fails to recommend against acceptance of such tender offer or exchange offer by its stockholders or takes no position with respect to the acceptance of such tender offer or exchange offer by its stockholders.

AMENDMENT AND WAIVER

      The Agreement and Plan of Reorganization may be amended by mutual agreement of the parties thereto at any time before the closing of the Merger; provided that such amendment shall be in writing signed on behalf of each of the parties thereto. American Fidelity has the right to amend the Agreement and Plan of Reorganization to change the identity of American Public. Any term, condition, or provision of the Agreement and Plan of Reorganization may be waived in writing at any time by the party which is entitled to the benefits thereof.

EXPENSES

      All costs and expenses incurred in connection with the Agreement and Plan of Reorganization and the transactions contemplated thereby will be paid by the party incurring such expense. The Agreement and Plan of Reorganization provides that the consideration to be paid to the shareholders pursuant to the Merger is subject to adjustment in the event that the fees to be paid to Legg Mason and Jerry Stovall exceed $605,000. The Board of Directors believes that no adjustment will occur because American Public has a written agreement with Legg Mason which limits the fee Legg Mason will receive to $530,000 and the Board of Directors has only agreed to pay to Mr. Stovall a $75,000 bonus.

EFFECTIVE TIME

      The Merger will become effective at the Effective Time. It is expected that the Effective Time will be the date of closing of the Merger, which is expected to be June 30, 2000, or as soon thereafter as is practicable subject to satisfaction or waiver of the conditions to closing. Subject to certain limitations, the Agreement and Plan of Reorganization may be terminated by either party if, among other reasons, the Merger has not been completed by July 31, 2000 or if later, five (5) business days after Mississippi Insurance Department approval.

CONVERSION OF COMMON STOCK

      As of the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares owned by shareholders who exercise their dissenters' rights) will be converted into the right to receive the Merger Consideration when the Certificate formerly representing such share of Common Stock is surrendered and a duly executed letter of transmittal is delivered to the Payment Agent. The Payment Agent will mail to each record holder of Common Stock, as soon as practicable after the Effective Time, a letter of transmittal that will contain instructions for surrendering the Certificates for Common Stock in exchange for the Merger Consideration. When so converted, all such shares of Common Stock will no longer be outstanding and will automatically be canceled and retired and each holder of a Certificate formerly representing any such shares will have only the right to receive the Merger Consideration in cash (without interest) upon the surrender of the Certificate.

      As soon as practicable after the Effective Time, American Fidelity will deposit with the Payment Agent, in trust for the holders of the Common Stock converted in the Merger, an amount of cash equal to or exceeding the aggregate Merger Consideration.

      AMERICAN PUBLIC'S SHAREHOLDERS SHOULD NOT FORWARD THEIR STOCK CERTIFICATES TO THE PAYMENT AGENT WITHOUT A LETTER OF TRANSMITTAL. STOCK CERTIFICATES SHOULD NOT BE RETURNED WITH THE ENCLOSED PROXY CARD.

      The payment of the Merger Consideration upon surrender of any Certificate will be deemed to constitute full satisfaction of all rights pertaining to the shares of Common Stock represented by the Certificate. Until surrendered as contemplated by the Agreement and Plan of Reorganization, each Certificate for Common Stock will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration upon surrender; no interest will be paid or will accrue on any Merger Consideration payable to shareholders. At the Effective Time, the stock transfer books of American Public will be closed. Neither American Fidelity nor American Public will be liable to any former shareholder for any cash held in the payment fund which is delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

CONDUCT OF BUSINESS PENDING THE MERGER

      Pursuant to the Agreement and Plan of Reorganization, American Public has agreed to carry on its business prior to the Effective Time in all material respects in the ordinary course of its business as conducted on the date of the Agreement and Plan of Reorganization, subject to certain covenants by American Public in the Agreement and Plan of Reorganization.

REGULATORY FILINGS AND APPROVALS

      The following filings and approvals are required with respect to the Merger: (a) a filing with the Mississippi Department of Insurance, (b) filings by American Public and American Fidelity with the Federal Trade Commission and the Department of Justice pursuant to the requirements of the HSR Act, as to which American Public received early termination on ____________, 2000, (c) filings by American Public and American Fidelity with the Securities and Exchange Commission pursuant to the Exchange Act, and (d) filing of Certificates of Merger with the Secretary of State of the State of Mississippi and Oklahoma and appropriate documents with the relevant authorities of other states in which American Public is qualified to do business. An application for approval of the merger was filed May ______, 2000 with the Mississippi Department of Insurance.

INCOME TAX CONSEQUENCES OF THE TRANSACTION

      The following discussion summarizes the material income tax considerations relevant to the Merger that are generally applicable to holders of Common Stock. This discussion is based on currently existing provisions of the Internal Revenue Code (the "Code"), existing and proposed Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change. Any change, which may or may not be retroactive, could alter the tax consequences to the holders of the Common Stock as described here. Special tax consequences not described below may be applicable to particular classes of taxpayers, including financial institutions, broker-dealers, persons who are not citizens or residents of the United States or who are foreign corporations, foreign partnerships or foreign estates or trusts.

      For federal income tax purposes, the Merger will be treated as a purchase by American Fidelity of all of the outstanding Common Stock of American Public. The purchase will qualify as a qualified stock purchase for purposes of making an election pursuant to Section 338 of the Code. American Fidelity and American Public have not agreed to make a joint election under Code Section 338(h)(10). Accordingly, the following income tax consequences of the Merger to the shareholders of American Public are described assuming an election under Section 338 will not be made.

      The conversion of the Common Stock at the Effective Time of the Merger into the right to receive the Merger Consideration will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state and other tax laws. In general, a shareholder will recognize gain or loss equal to the difference between the tax basis of the Common Stock and the amount of Merger Consideration received in exchange for the Common Stock. The gain or loss will be treated as capital gain or loss if the Common Stock is a capital asset in the hands of the shareholder and the Common Stock has been held for more than one year by the shareholder.

      The income tax consequences set forth above are for general information only. Each shareholder is urged to consult his or her own tax advisor to determine the particular tax consequences to him or her of the Merger, including the applicability and effect of state and other tax laws.

FINANCING OF THE MERGER; SOURCE OF FUNDS

      American Fidelity has represented in the Agreement and Plan of Reorganization that it has sufficient capital resources necessary to perform its obligations under the Agreement and Plan of Reorganization. American Fidelity intends to finance the transaction with a combination of existing and new credit facilities from the Bank of Oklahoma.

ANTICIPATED ACCOUNTING TREATMENT

      American Public believes that the Merger will be accounted for by American Fidelity using the purchase method of accounting in accordance with generally accepted accounting principles.

EXPENSES OF THE TRANSACTION

      The aggregate fees and expenses paid and estimated to be paid by American Public and American Fidelity in connection with the Merger and related transactions are as follows:

Investment Banking Fee..................................................................................................... $530,000
Legal     ....................................................................................................................50,000
Jerry Stovall Bonus...........................................................................................................75,000
Printing and Distribution.....................................................................................................10,000
Miscellaneous...........................................................................................................      10,000

            Total........................................................................................................$   675,000

      Under the Agreement and Plan of Reorganization, each of the parties shall pay its own expenses in connection with the Merger. The Agreement and Plan of Reorganization provides that the consideration to be paid to the shareholders pursuant to the Merger is subject to adjustment in the event that the fees to be paid to Legg Mason and Jerry Stovall exceed $605,000. The Board of Directors believes that no adjustment will occur because American Public has a written agreement with Legg Mason which limits the fee Legg Mason will receive to $530,000 and the Board of Directors has only agreed to pay to Mr. Stovall a $75,000 bonus.

ADDITIONAL INFORMATION

      Shareholders may obtain additional information by requesting such information in writing or by telephone at the following address:

                        American Public Holdings, Inc.
                        2305 Lakeland Drive
                        Jackson, Mississippi 39208
                        Attention: Joseph C. Hartley, Jr.
                        Telephone: (601) 936-3201

      IF YOU WOULD LIKE TO REQUEST ADDITIONAL INFORMATION FROM AMERICAN PUBLIC, PLEASE DO SO AT LEAST FIVE BUSINESS DAYS BEFORE THE DATE OF THE SPECIAL MEETING IN ORDER TO RECEIVE TIMELY DELIVERY OF SUCH INFORMATION PRIOR TO THE SPECIAL MEETING.

      You should rely only on the information contained in this Proxy Statement to vote your shares at the Special Meeting. American Public has not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated ______________, 2000. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to shareholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitation in such jurisdiction.

OTHER MATTERS

      Management knows of no other business to be presented at the Special Meeting. If other matters do properly come before the meeting, or any adjournment or adjournments thereof, it is the intention of the persons named in the proxy to vote on such matters according to their best judgment unless the authority to do so is withheld in such proxy.

APPENDIX A         --               Agreement and Plan of Reorganization.................................................................................A-1

APPENDIX B         --               Opinion of Legg Mason................................................................................................B-1

APPENDIX C         --               Text of Sections 79-4-13-20 through 79-4-13.31 of the
                                           Mississippi Business Corporations Act.........................................................................C-1

APPENDIX D         --               Stockholder Agreement................................................................................................D-1

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION

among

AMERICAN PUBLIC HOLDINGS, INC.,

AMERICAN FIDELITY CORPORATION

and

APLIC ACQUISITION CORP.

April 24, 2000

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made and entered into as of April 24, 2000, by and between American Fidelity Corporation, a Nevada corporation (“AFC”), APLIC Acquisition Corp. (“Subcorp”), an Oklahoma corporation and a wholly-owned subsidiary of AFC, and American Public Holdings, Inc. (the “Company”), a Mississippi corporation and the sole stockholder of American Public Life Insurance Company, a Mississippi stock insurance company (“APLIC”).

Background Information

      A.      The Boards of Directors of AFC, Subcorp and the Company have each determined that it is in the best interests of their respective stockholders for AFC to acquire the Company upon the terms and subject to the conditions set forth herein.

      B.      In furtherance thereof, the Boards of Directors of AFC, Subcorp, and the Company have each approved the merger (the "Merger") of the Company with and into Subcorp in accordance with the general corporation laws of the States of Oklahoma and Mississippi (collectively, the "Merger Law") for total consideration consisting of cash in the aggregate amount of $18,300,000 subject to adjustment as provided for in Sections 4.23, 6.4, 7.3.4, 10.2 and 11.3 of this Agreement (the "Merger Consideration"), and upon the terms and subject to the conditions set forth herein. The Board of Directors of the Company has resolved to recommend that all holders of the issued and outstanding shares of common stock, without par value, of the Company (the "Shares") approve the Merger.

Statement of Agreement

      The Company, AFC, and Subcorp (the "Parties") acknowledge the accuracy of the foregoing Background Information, and in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I.

DEFINITIONS

      As used herein, the terms "AFC," "Agreement," "APLIC," "Company,""Merger," "Merger Consideration," "Merger Law," "Shares" and "Subcorp" shall have the meanings set forth above. In addition:

      "Acquisition Proposal" shall mean any proposal or offer, with respect to any merger, consolidation, reorganization, acquisition, lease or sale of substantial assets, change of control, or any similar transaction involving the Company and any of the Subsidiaries except sales of investments in the ordinary and usual course of business.

      "Affiliate" shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

      "AFC" shall mean American Fidelity Corporation, a Nevada corporation.

"Agreement" shall mean this Agreement and Plan of Reorganization, as entered into on April 24, 2000, and, to the extent supplemented, modified or amended, as so supplemented, modified or amended.

      "Agreement of Merger" shall mean the Plan and Agreement of Merger providing for the Merger of the Company with and into Subcorp, together with an appropriate certificate or articles of merger and related documents (as necessary or appropriate under the Merger Law).

      "APLIC" shall mean American Public Life Insurance Company, a Mississippi stock insurance company.

      "Blue Sky laws" shall mean the securities or equivalent laws of any state or other jurisdiction in which any holder of Company Common Stock may be located or in which the Company transacts business.

      "Business Entity" shall mean a corporation, partnership, limited partnership, limited liability company, business trust or other form of legal entity.

      "Company" shall mean American Public Holdings, Inc., a Mississippi corporation.

      "Closing" shall mean the closing of the Merger and other transactions contemplated by this Agreement.

      "Closing Date" shall mean the date specified in Section 2.8.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Company Reports" shall mean all reports, registrations, and statements, together with any amendments required to be made with respect thereto, that are required to be filed with the Department of Insurance and any applicable state or foreign insurance or licensing authorities.

      "Company Stockholders' Meeting" shall mean the meeting of the Company stockholders to consider the Merger.

      "Consolidated Group" shall mean the Company and the Subsidiaries and any other member of the group included in the consolidated federal income tax returns filed by the Company.

      "DentaCare" shall mean DentaCare Marketing and Administration Inc., a Louisiana corporation.

      "Department of Insurance" shall mean the Department of Insurance of the State of Mississippi.

      "Dissenting Shares" shall mean Shares held by a holder who has demanded and perfected his demand for appraisal of his Shares in accordance with Mississippi Law and who, as of the Effective Time, has neither effectively withdrawn nor lost his right to such appraisal.

      "Effective Time" shall mean the date the Certificate of Merger is filed pursuant to Section 2.2 of this Agreement.

      "Environmental Laws" shall mean all federal, state, and local laws, statutes, ordinances, and codes relating to the protection of public health or the environment or which deal with Solid Waste, hazardous waste, wastewater discharges, water quality, drinking water, air emissions, air quality (indoor or outdoor), Hazardous Substances, asbestos, toxic substances, radioactive materials or waste, petroleum or its derivatives, wetlands, lead-based paint, radon, employee health and safety, or community right-to-know.

      "Environmental Report" shall mean the Environmental Report provided for in Section 6.4.

      "ERISA" means the Employment Retirement Income Security Act of 1974, as amended.

      "ERISA Plans" shall mean pension plans, as defined in Section 3(2) of ERISA maintained by the Company or any of its Subsidiaries, all welfare plans, as defined in Section 3(1) of ERISA maintained by the Company or any of its Subsidiaries, and all other incentive, fringe benefit, vacation or leave plans, policies or arrangements maintained by the Company.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Exchange Agent" shall mean a bank, trust company or transfer agent to act as agent for the holders of Shares to receive funds necessary to make the Merger Consideration payments.

      "Financial Statements" shall mean the GAAP Financial Statements and the Statutory Statements.

      "GAAP" shall mean generally accepted accounting principles in the United States as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied.

      "GAAP Financial Statements" shall mean the consolidated balance sheets of the Company and the Subsidiaries as at December 31, 1996, 1997, 1998 and 1999 and the related consolidated statements of operations and consolidated statements of cash flows and the related notes thereto, for each of the years then ended, as reported upon by Deloitte & Touche, LLP, independent certified public accountants.

      "Greater South" shall mean Greater South Insurance Company, a Mississippi corporation.

      "Hazardous Substance" shall mean asbestos, radioactive substances, radon, PCBs, petroleum, and any substance deemed under applicable federal, state, and local laws, statutes, ordinances, and codes to be a hazardous or toxic substance, material, chemical substance, pollutant, waste, pesticide, or fungicide.

      "HSR Act" shall mean the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended.

      "IRS" shall mean the Internal Revenue Service.

      "Leases" shall mean all leases of real property to which the Company or any of the Subsidiaries is a party.

      "Legg Mason" shall mean Legg Mason Wood Walker, Incorporated, financial advisor to the Company.

      "Liability or Obligation" shall mean any liability or obligation, whether accrued, absolute, contingent or otherwise, and whether directly incurred or by means of a guaranty, undertaking or otherwise, including without limitation obligations for borrowed money, whether or not evidenced by a note, bond, debenture or similar instrument, claims against, whether asserted or unasserted, known or unknown, or contracted obligations.

      "Material Adverse Effect" shall mean any change in, event, occurrence or effect on the business of the Company or any Subsidiary, whether or not in the ordinary course of business, that is or could reasonably be expected to be materially adverse to the business operations, assets, properties, liabilities, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole.

      "Merger" shall mean the merger of the Company with and into Subcorp.

     "Merger Law" shall mean the General Corporation Law of the State of Mississippi and the General Corporation Act of the State of Oklahoma.

      "Mississippi Law" shall mean the General Corporation Law of the State of Mississippi.

      "Oklahoma Law" shall mean the General Corporation Act of the State of Oklahoma.

      "Owned Realty" shall mean all of the real property owned by the Company as set forth on Schedule 4.15.1.

      "Parties" shall mean the Company, AFC and Subcorp.

      "Proportionate Part" shall mean the percentage (computed to the nearest one hundredth of a percent) determined by dividing the number of Shares owned of record by each Stockholder as of the Effective Time by the total number of Shares issued and outstanding as of the Effective Time.

      "Proxy Statement" shall mean the Proxy Statement, or any amendment thereof or supplement thereto, which will be sent to the stockholders of the Company and will contain information regarding the terms of the Merger.

      "SEC" shall mean the Securities and Exchange Commission.

      "SEC Reports" shall mean all forms, reports and documents required to be filed with the SEC since January 1, 1997 pursuant to the Exchange Act or the Securities Act.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Services Agreement" shall mean the Services Agreement provided for in Section 6.9.

      "Share or Shares" shall mean the issued and outstanding shares of Common Stock, without par value, of the Company.

      "Solid Waste" means any substance deemed under applicable federal, state, and local laws, statutes, ordinances, and codes to be a waste and also infectious waste, residual waste, hazardous waste, or nuclear/radioactive waste regardless of the level of radioactivity.

      "Statutory Statements" shall mean the audited statutory financial statements (including the notes thereto and all accompanying schedules contained in the "statutory annual statement of the Company and its Subsidiaries as of and for the years ended December 31, 1996, 1997, 1998 and 1999.

      "Stockholder" shall mean a holder of Shares.

      "Subcorp" shall mean APLIC Acquisition Corp., an Oklahoma corporation.

      "Subsidiary" shall mean any of APLIC, DentaCare and Greater South.

      "Subsidiaries" shall mean APLIC, DentaCare Marketing and Administration, Inc. and Greater South Insurance Company.

      "Superior Proposal" shall mean an Acquisition Proposal which, if consummated in accordance with its terms, would result in the holder of all Shares receiving an aggregate cash consideration which is at least ten percent (10%) greater than the Merger Consideration.

      "Surviving Corporation" shall mean Subcorp, as the surviving corporation after the Merger.

      "Tax Returns" shall mean all returns, amended returns, declarations, reports, estimates, information returns and statements required or permitted to be filed under federal, state, local or foreign law relating to Taxes by, or including, the Company or any of its Subsidiaries.

      "Taxes" shall mean all taxes, charges, fees, levies or other assessments of whatever kind or nature, including without limitation, all net income, gross income, gross receipts, premium, sales, use, ad valorem, transfer, franchise, profits, licenses, withholding, payroll, employment, excise, estimated, severance, stamp, occupancy or property taxes, custom duties, fees, assessments or charges of any kind whatsoever (together with any and all interest, penalty or addition to tax).

      "Taxes of the Company" shall mean all Taxes imposed by any taxing authority (federal, state, local or foreign) upon the Company or any of its Subsidiaries.

      "Wakely" shall mean Wakely and Associates, Inc., an independent actuarial firm.

6

ARTICLE II.
THE MERGER

2.1 The Merger. On or before the Closing Date, all parties named in the Agreement of Merger shall duly execute, acknowledge, and deliver the
Agreement of Merger in a number of counterparts which is sufficient to provide duplicate originals for all such parties and their respective counsel and the requisite number of copies for filing pursuant to Merger Law. At or before the
Effective Time, and subject to the terms and conditions of this Agreement, the
Agreement of Merger shall be filed by the Parties or their duly authorized agents in the appropriate public offices in such jurisdictions as may be necessary or appropriate to give effect to the transactions contemplated hereby.
At the Effective Time, and subject to and upon the terms and conditions of this
Agreement and the Merger Law, the Company shall be merged with and into Subcorp, the separate corporate existence of the Company shall cease, and Subcorp shall continue as the surviving corporation. Subcorp as the surviving corporation after the Merger is hereinafter sometimes referred to as the “Surviving
Corporation.”

2.2 Effective Time. As promptly as practicable after the
Closing, the Parties shall cause the Merger to be consummated by filing a
Certificate of Merger as provided in Section 2.1, above. The Merger shall be effective as of the close of business on the date of such filing (the
“Effective Time”).

2.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the Merger Law.
Without limiting the generality of the foregoing, and subject thereto, at the
Effective Time, all property, rights, privileges, powers and franchises of the
Company and Subcorp shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Subcorp shall become the debts, liabilities and duties of the Surviving Corporation.

2.4         Articles and Certificate of Incorporation; Bylaws; Directors and Officers.

            2.4.1       At the Effective Time, the Certificate of Incorporation of Subcorp, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving
Corporation, unless and until thereafter amended in accordance with the General Corporation Act of the State of Oklahoma ("Oklahoma Law") and such Certificate of Incorporation.

            2.4.2       At the Effective Time, Bylaws of Subcorp, as in effect immediately prior to the
Effective Time, shall be the Bylaws of the Surviving Corporation, unless and until thereafter amended in accordance with Oklahoma Law and the Certificate of Incorporation and such
Bylaws.

            2.4.3       The directors and officers of Subcorp immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, until their successors are elected or appointed and qualified in accordance with Oklahoma Law and the Certificate of
Incorporation and Bylaws of the Surviving Corporation. If, at the Effective Time, one or more vacancies shall exist on the Board of Directors or in any office of the Surviving Corporation, such vacancy may thereafter be filled in accordance with Oklahoma Law and the Certificate of Incorporation and Bylaws of
the Surviving Corporation.

2.5         Conversion of Securities.  At the Effective Time, by virtue of the Merger and without any action on the part of AFC, Subcorp, the Company, or the holder of any Shares:

            2.5.1       Each common share, without par value, of Subcorp which is issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, without par value, of the Surviving Corporation, which shall thereafter constitute all of the issued and outstanding capital stock of the Surviving Corporation (the "Surviving
Corporation Shares").

            2.5.2       Each Share issued and outstanding immediately prior to the Effective Time, other than any to be canceled pursuant to Section 5.5.3, below, and any Dissenting Shares (as defined in Section 2.7, below), shall be canceled and extinguished and be converted into the right of the holder of record of such Share to receive such holder's Proportionate Part of the Merger
Consideration, without interest, upon surrender of the certificate representing such Share.

            2.5.3       Each Share owned by the Company or by any direct or indirect wholly-owned subsidiary of the Company immediately prior to the Effective Time shall be canceled, extinguished, and cease to exist and no cash payment or other consideration shall be made with respect thereto.

2.6         Dissenting Shares.

            2.6.1       Notwithstanding any provision of this Agreement to the contrary, any Shares held by a holder who has demanded and perfected his demand for appraisal of his Shares in accordance with Mississippi Law and who, as of the Effective Time, has neither effectively withdrawn nor lost his right to such appraisal ("Dissenting Shares") shall not be converted into or represent a right to receive the Merger Consideration pursuant to Section 2.5.2, above, but the holder thereof shall only be entitled to such rights as are granted by Mississippi Law and shall cease to have any other rights with respect to such Shares.

            2.6.2       Notwithstanding the provisions of Section 2.6.1, above, if any holder of Shares who demands appraisal of his Shares under Mississippi Law shall effectively withdraw or lose
(through failure to perfect or otherwise) his right to appraisal, then, as of the Effective Time or the occurrence of such event, whichever later occurs, such holder's Shares shall automatically be converted into and represent only the right to receive the Merger Consideration as provided in
Section 2.5.2, above, without interest thereon, upon surrender of the certificate or certificates representing such Shares.

            2.6.3       The Company shall give AFC (i) prompt notice of any written demands for appraisal or payment of the fair value of any Shares, withdrawals of such demands, and any other instruments served pursuant to Mississippi Law received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under Mississippi Law. The Company shall not voluntarily make any payment with respect to any demands for appraisal and shall not, except with the prior written consent of AFC, settle or offer to settle any such demands.

2.7         Surrender of Shares; Stock Transfer Books.

            2.7.1       Each holder of a certificate or certificates representing any Shares canceled upon the Merger pursuant to Section 2.5.2, above, shall thereafter surrender such certificate or certificates to the Exchange Agent, as agent for such holder, to effect the surrender of such certificate or certificates on such holder's behalf; provided that, upon termination of the
Exchange Agent's agency, AFC shall require the Exchange Agent to return to AFC any funds then held by the Exchange Agent pursuant to Section 2.7.1, above, and, thereafter, any holder of a certificate or certificates representing Shares canceled upon the Merger pursuant to Section
2.5.2, above, who has not yet surrendered such certificate or certificates as provided in this
Agreement shall surrender such certificate or certificates to AFC, which shall be responsible for the payments contemplated by Section 2.5.2, above.  AFC agrees that promptly after the
Effective Time it shall cause to be distributed to holders of record of Shares as of the Effective
Time appropriate materials to facilitate such surrender.

            2.7.2       If payment of cash in respect of canceled Shares is to be made to a person other than the person in whose name a surrendered certificate or instrument is registered, it shall be condition to such payment that the certificate or instrument shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of such payment in a name other than that of the registered holder of the certificate or instrument surrendered or shall have established to the satisfaction of AFC or the Exchange Agent that such tax either has been paid or is not payable.

            2.7.3       At the Effective Time, the stock transfer books of the Company with respect to the Shares shall be closed and there shall be no further registration of transfer of such Shares thereafter on the records of the Company. If, after the Effective Time, certificates for Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for cash as provided in Section 2.5.2, above.  No interest shall accrue or be paid on any cash payable upon the surrender of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of Shares for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

2.8 Closing. The closing of the Merger and the other
transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Watkins Ludlam Winter & Stennis, P.A., 633 North
State Street, Jackson, Mississippi, on such date within five business days after the satisfaction or waiver of all conditions precedent set forth in Article VII hereof as the parties may agree, or at such other place, time or date as may be mutually agreed upon in writing by the parties (the “Closing Date”).
The parties shall use their reasonable efforts to cause the Closing to occur by
May 31, 2000, but in any event the Closing shall occur not later than July 31,
2000.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF AFC

AFC represents and warrants to the Company as follows:
3.1 Organization and Authority. AFC is a corporation duly
organized, validly existing and in good standing under the laws of the State of
Nevada. Subcorp is a corporation duly organized, validly existing, and in good standing under the laws of the State of Oklahoma. Each of AFC and Subcorp has full corporate power, right, and authority to own its properties and assets and to carry on its business as it is now being conducted, and, subject to the conditions set forth in Article VII, to consummate the Merger and to enter into and carry out the transactions contemplated by this Agreement. Each of AFC and
Subcorp has all necessary governmental authorizations to own or lease its properties and assets and to carry on its business as now being conducted in all respects material to the financial condition or business of AFC and its subsidiaries taken as a whole.

3.2 Authorization. Subject to satisfaction or waiver of the
conditions set forth in Article VII, this Agreement has been duly authorized, executed, and delivered by each of AFC and Subcorp, and no further corporate proceedings on the part of either AFC or Subcorp are or will then be necessary to authorize this Agreement and the transactions contemplated hereby. Subject to satisfaction or waiver of the conditions set forth in Article VII, this
Agreement is the legal, valid, and binding obligation of each of AFC and
Subcorp, enforceable against them, respectively, in accordance with its terms.

3.3         No Conflict; Required Filings and Consents.  Neither the execution, delivery, and performance of this Agreement by each of AFC and Subcorp nor the consummation of the transactions contemplated hereby will:

            3.3.1       Require any consent, approval, authorization, or permit of, or filing with or notification to, any governmental or regulatory authority, except (i) for filings with and/or approval of the state insurance authorities in the State of Mississippi, (ii) for filings under the
Hart-Scott-Rodino Anti-trust Improvements Act of 1976, as amended (the "HSR Act"), (iii)
filing and recordation of appropriate merger documents as required by the Merger Law, (iv)
where the failure to obtain such consents, approvals, authorizations, or permits, or to make such filings or notifications, individually or in the aggregate, would not adversely affect either AFC's or Subcorp's ability to consummate the Merger or otherwise perform its obligations under this
Agreement, and (v) for those requirements which become applicable to AFC as a result of the specific regulatory status of the Company or any of its subsidiaries or as a result of any other facts that specifically relate to the business or activities in which the Company or any of its subsidiaries is or proposes to be engaged.

            3.3.2       Violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or the creation of any lien, security interest, charge, or encumbrance upon any of the properties or assets of AFC or any subsidiary of AFC under any of the terms, conditions, or provisions of (i) the Certificate of Incorporation or By-laws of AFC or any of its subsidiaries, (ii) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation to which AFC or any subsidiary of AFC is a party or by which AFC or any subsidiary of AFC may be bound, or to which AFC or any subsidiary of AFC or the properties or assets of AFC or any
subsidiary of AFC may be subject, or (iii) except where such event would not have a material adverse effect on the financial condition or business of Buyer and its subsidiaries taken as a whole, any judgment, ruling, order, writ, injunction, decree, statute, rule, or regulation applicable to AFC or any subsidiary of AFC or to the properties or assets of AFC or any of its subsidiaries.

            3.4         Satisfaction of Conditions.  AFC is not, as of the date hereof, aware of any reason why the conditions to be satisfied by AFC as set forth in Article VII hereof would not be satisfied on the Closing Date.

            3.5         Litigation.  There is no action, suit or proceeding pending or, to the knowledge of
AFC, threatened against AFC or any affiliate of AFC or any of its properties before any court or arbitrator or any governmental body, agency, or official which in any manner challenges or seeks to prevent, enjoin, alter, or materially delay any of the transactions contemplated hereby.

            3.6         Financing.  AFC currently has and at the Closing will have adequate capital and available funds to fulfill its obligations hereunder on the Closing Date, subject to fulfillment or waiver of the conditions set forth in Article VI hereof.

            3.7         Regulatory Matters.  Each of AFC and Subcorp has all necessary permits, licenses, certificates of authority, orders and approvals of, and has made all filings and applications with, all regulatory authorities required in order to permit each of AFC and Subcorp to carry on its business as presently conducted.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to AFC that:

4.1 Organization, Authority and Authorization of the Company.
The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi. The Company has the full corporate power, right, and authority to own its properties and assets and to carry on its business as it is now being conducted and, subject to the satisfaction of the conditions set forth in Article VII hereof, to enter into and perform its obligations under this Agreement. The Company is duly qualified to do business in the states listed in Schedule 4.1, and is not required to qualify to do business in any state or foreign jurisdiction where it is not already so qualified. The Company has all necessary governmental authorizations and licenses to own or lease its properties and assets, to underwrite insurance, and otherwise to carry on its business as now being conducted. This Agreement has been duly authorized, executed, and delivered by the Company, and, except for the approval of the stockholders of the Company as contemplated by Section
6.5, below, no further corporate proceedings on the part of the Company are or will then be necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            4.2         Company Subsidiaries.  The Company has no wholly or partially owned subsidiaries except the following corporations (the "Subsidiaries") with respect to each of which the Company owns 100% of the outstanding capital stock.

                                                                                     State of                           Percent of
Subsidiary                                                                           Incorporation                      Ownership

American Public Life Insurance Company                                               Mississippi                        100%
DentaCare Marketing and Administration, Inc.                                         Louisiana                          100%
Greater South Insurance Company                                                      Mississippi                        100%

All of the capital stock of each subsidiary, as set forth above, has been validly authorized and issued, is fully paid and nonassessable and is owned directly or indirectly, through one or more subsidiaries, by the Company free and clear of any lien, charge or encumbrance. Such corporations (whether they are subsidiaries of the Company or subsidiaries of a subsidiary of the
Company) are herein collectively referred to as a “Subsidiary” or
“Subsidiaries.” The accounts of all of the Subsidiaries are
consolidated with the accounts of the Company. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Subsidiaries has the corporate power to own its respective property and to carry on its respective business as now being conducted. Each of the Subsidiaries is duly qualified and/or licensed, as may be required, and in good standing as a foreign corporation, as the case may be, in each jurisdiction in which the nature of the business conducted by it or the character of the property owned, leased or used by it makes such qualification and/or licensing necessary. A list of such jurisdictions is set forth with reference to any such Subsidiary in Schedule
4.2. For purposes of this Agreement, a “subsidiary” shall mean any corporation, partnership, limited liability company, or other entity of which the Company, directly or indirectly, through APLIC or otherwise, is the beneficial owner of capital stock or other equity interest.

4.3         Capitalization of the Company, APLIC, DentaCare, and Greater South.

            4.3.1       The authorized capital stock of the Company consists of 25,000,000 shares of preferred stock, $1.00 par value (the "Preferred Shares"), none of which are issued or outstanding, and 50,000,000 Shares, of which 1,099,278 Shares are issued and outstanding and no Shares are held in the Treasury of the Company. All of the issued and outstanding Shares have been validly issued and are fully paid and nonassessable. There are no other shares of capital stock or other equity securities of the Company outstanding and there are no outstanding options, warrants, scrip, preemptive or other rights to subscribe to or purchase, calls, commitments, or agreements of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of capital stock of the Company.  As of March 20,
2000, there were 1,581 holders of record of Shares. The Company has delivered to AFC a stockholders list showing the names, addresses, and number of Shares held by each stockholder, and such list is accurate and complete, except to the extent that the address for any stockholder is no longer current.

            4.3.2       The authorized capital stock of APLIC consists of 500,000 shares of common stock, par value $50.00 per share (the "APLIC Shares"), of which 52,844 APLIC Shares are issued and outstanding and no APLIC Shares are held in Treasury.
All of the issued and outstanding APLIC Shares have been validly issued and are fully paid and nonassessable. There are no other shares of capital stock or other equity securities of APLIC outstanding and no outstanding options, warrants, scrip, preemptive or other rights to subscribe to or purchase, calls, commitments, or agreements of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of capital stock of APLIC. The Company owns all of the issued and outstanding APLIC Shares free and clear of all liens, claims, security interests, or other encumbrances whatsoever.

            4.3.3       The authorized capital stock of DentaCare consists of 1000 shares of common stock (the "DentaCare Shares"), of which 1,000 DentaCare Shares are issued and outstanding and no DentaCare Shares are held in Treasury. All of the issued and outstanding DentaCare Shares have been validly issued and are fully paid and nonassessable.  There are no other shares of capital stock or other equity securities of DentaCare outstanding and no outstanding options, warrants, scrip, preemptive or other rights to subscribe to or purchase, calls, commitments, or agreements of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of capital stock of DentaCare. APLIC owns all of the issued and outstanding DentaCare Shares free and clear of all liens, claims, security interests, or other encumbrances whatsoever.

            4.3.4       The authorized capital stock of Greater South consists of 1,000,000 shares of common stock (the "Greater South Shares"), of which 1,000 Greater South Shares are issued and outstanding and no Greater South Shares are held in Treasury. All of the issued and outstanding
Greater South Shares have been validly issued and are fully paid and nonassessable. There are no other shares of capital stock or other equity securities of Greater South outstanding and no outstanding options, warrants, scrip, preemptive or other rights to subscribe to or purchase, calls, commitments, or agreements of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of capital stock of Greater South. APLIC owns all of the issued and outstanding Greater South Shares free and clear of all liens, claims, security interests, or other encumbrances whatsoever.

            4.4         Organizational Documents.  The Company has heretofore furnished to AFC complete and correct copies of the Articles or Certificate of Incorporation and Bylaws, or
equivalent organizational documents, each as amended to date, of the Company and each of the
Subsidiaries. All of such Articles or Certificate of Incorporation and Bylaws, or equivalent organizational documents, are in full force and effect. There are no amendments to such Articles or Certificate of Incorporation, By-laws or equivalent organizational documents which are not reflected in the copies furnished to AFC.  Neither the Company nor any of the Subsidiaries is in
violation of any of the provisions of its Articles or Certificate of Incorporation or Bylaws or
equivalent organizational documents.

            4.5         No Conflict, Required Filings and Consents.  Neither the execution, delivery, and performance of this Agreement by the Company nor the consummation of the transactions contemplated hereby will:

            4.5.1       Require any consent, approval, authorization, or permit of, or filing with or notification to, any governmental or regulatory authority, except (i) for filings with and/or approval of the state insurance authorities in the States of
Mississippi and Oklahoma and those states listed in Schedule 4.5.1, (ii) for filings under the HSR Act, (iii) in connection with the Exchange Act, Blue Sky
Laws, and filing and recordation of appropriate merger documents as required by
Merger Law, and (iv) where the failure to obtain such consents, approvals, authorizations, or permits, or to take such filings or notifications, individually or in the aggregate, would not adversely affect its ability to consummate the Merger or otherwise perform its obligations under this Agreement.

            Except for preacquisition notification filings with the state insurance authorities in the states listed in Schedule 4.5.1 no notice to, filing with, authorization of, exception by, or consent or approval from any third party is required to be made or obtained by AFC or the Company prior to the Closing in order for AFC to maintain, from and after the Closing Date, the insurance licenses of the Company and the Subsidiaries in effect on the date hereof.

            4.5.2       Violate, conflict with, or result in a breach of any provisions of, or constitute a default
(or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or the creation of any lien, security interest, charge or encumbrance upon any of the properties or, assets of the Company or any subsidiary of the Company under any of the terms, conditions or provisions of (i) the Articles of Incorporation or Bylaws, or equivalent organizational documents, of the Company or any of the Subsidiaries, (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound, or to which the Company or any Subsidiary or the properties or assets of the Company or any Subsidiary may be subject, or (iii) any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any Subsidiary or to the properties or assets of the Company or any of the Subsidiaries.

            4.6         SEC Filings.  The Company has filed all forms, reports, and documents required to be filed with the Securities and Exchange Commission (the "SEC") since January 1, 1997, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act of
1933, as amended (the "Securities Act") (collectively, the "SEC Reports"), and has heretofore delivered to AFC, in the form filed with the SEC, its (a) Annual Reports on Form 10-K for the fiscal years ended December 31, 1996, 1997, 1998, and 1999 respectively, (b) its quarterly reports on Form
10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1999; (c) all proxy statements relating to the Company's meetings of stockholders (whether annual or special) held since
January 1, 1997, and (d) all other reports and registration statements filed by the Company with the
SEC since January 1, 1997. The SEC Reports were prepared in accordance with the requirements of the Securities Act of 1933, as amended, or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder and did not at the time they were filed contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading.

4.7         GAAP Financial Statements.

            4.7.1       The Company has previously furnished AFC a true and correct copy of (i) the consolidated balance sheets of the Company and the Subsidiaries at December 31, 1996, 1997, 1998
and 1999 and the related consolidated statements of operations and consolidated statements of cash flows, and the related notes thereto, for each of the years then ended, reported upon by Deloitte &
Touche LLP, independent certified public accountants, (collectively, the "GAAP Financial
Statements").  The GAAP Financial Statements have been prepared in conformity with GAAP.  The consolidated balance sheets of the Company and the Subsidiaries as at December 31, 1996, 1997,
1998 and 1999 constituting a part of the GAAP Financial Statements, are true and correct and fairly present the financial condition of the Company and its Subsidiaries as of the respective dates thereof.
The consolidated statements of operations and statements of cash flows of the Company and the
Subsidiaries for the periods ended December 31, 1996, 1997, 1998 and 1999 constituting a part of the GAAP Financial Statements, are true and correct and fairly present the results of operations of the Company and the Subsidiaries for the periods indicated.  For the purposes of this Agreement, all financial statements of the Company and its Subsidiaries shall be deemed to include the notes to such financial statements.

            4.7.2       Neither the Company nor any of its Subsidiaries has any Liability or Obligation
which has not been:

                        (a)         reflected on the Consolidated Balance Sheet and in the notes thereto of the
            Company and the Subsidiaries as of dated December 31, 1999 constituting a part of the
            GAAP Financial Statements (the "1999 Balance Sheet"); or

                        (b)         specifically described in any of the Schedules furnished to AFC in connection herewith; or

                        (c)          incurred, consistent with past practices, in or as a result of the ordinary course of business since December 31, 1999, none of which is material in amount;

            4.7.3       Except for the litigation matters described in Schedule 4.10, there are no Liabilities or Obligations of, or any legal basis for any Liabilities or Obligations of, the Company or any of the
Subsidiaries which might result in a reduction in excess of $50,000 in the consolidated net worth of the Company or any of the Subsidiaries from that shown in the 1999 Balance Sheet or any charge against consolidated net earnings of the Company or any of the Subsidiaries in excess of $50,000, except as expressly disclosed by this Agreement or the Schedules, financial data and other material submitted in connection herewith.

            4.7.4       Since December 31, 1999 neither the Company nor any of the Subsidiaries has engaged in any material transaction outside the ordinary course of its business and there has not been, occurred or arisen since December 31, 1999;

                        (a)         any material adverse change in the consolidated financial condition or in the operations of the business of the Company or any of the Subsidiaries from that shown on the
            1999 Balance Sheet and the related consolidated statements of operations; or

                        (b)         any damage or destruction in the nature of a casualty loss, or interference with its business from such loss or from any labor dispute or court or governmental action, order or decree, whether covered by insurance or not, materially and adversely affecting the properties or business of the Company or of any of its Subsidiaries; or

                        (c)         any increase, except increases given in accordance with prior practice, in the compensation payable or to become payable by the Company or any of the Subsidiaries to officers of the Company or any of its Subsidiaries or salaried employees of the Company or any of the Subsidiaries whose annual remuneration exceeded $60,000, or any increase in the benefits, regardless of amount, in any bonus, insurance, pension or other plan, program, payment or arrangement with respect to employee benefits made to, for or with any officers or employees; or

                        (d)         any extraordinary loss (as defined in Opinions No. 9 and No. 30 of the
            Accounting Principles Board of the American Institute of Certified Public Accountants)
            suffered by the Company or any of the Subsidiaries, or any waiver by the Company or any of its Subsidiaries or any rights which are material to the Company or to any of its
            Subsidiaries; or

                        (e)         any other event, condition or statement of facts (other than the general state of the national economy and proposed federal legislation or regulation) of any character which, to the best of the knowledge of the Company, materially and adversely affects or could reasonably be expected to affect the results of operations or business or financial condition of the Company or of any of the Subsidiaries.

4.8 Statutory Financial Statements. The audited statutory
consolidated financial statements (including the notes thereto and all accompanying schedules contained in the “statutory blanks”) of APLIC as and for the years ended December 31, 1996, 1997, and 1998 and 1999 (the
“Statutory Statements”), have been prepared in conformity with actuarial principles and accounting practices prescribed or permitted by the
Mississippi Department of Insurance (the “Department of Insurance”),
are in accordance with the related insurance, coinsurance and reinsurance contracts issued or assumed by APLIC, and present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of APLIC at the dates stated therein and the results of operations of APLIC for the periods then ended on the basis of accounting and actuarial practices described herein.
Copies of the Statutory Statements have been previously delivered by the Company to AFC. The GAAP Financial Statements and the Statutory Statements contain adequate reserves and such reserves make good and sufficient provisions for all insurance and other obligations of the Company and each of the Subsidiaries. All reserves have been opined upon as reasonable and adequate as of the date opined upon by a qualified actuary, and all reserves have been stated upon the basis of prior practices and procedures.

4.9 Recent Results. At February 29, 2000, APLIC had statutory capital and surplus of not less than $6.5 million before giving effect to any reduction in APLIC’s reserves since December 31, 1999. Schedule 4.9 is an accurate and complete summary of the production of the claims department(s) of the Company and the Subsidiaries for the year 1999 and for the months of January and February 2000.

4.10 Litigation. (a) Except as set forth in Schedule 4.10, there is no action, suit, proceeding, or investigation pending or to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any
Affiliate of the Company or any Subsidiary or any of their respective properties before any court, arbitrator, or governmental body, agency, or official, nor, to the knowledge of the Company, is there any basis for any of the same, (i) which in any manner challenges or seeks to prevent, enjoin, alter, or delay any of the transactions contemplated hereby; (ii) which might materially and adversely affect the financial condition or business of the Company or of any of the
Subsidiaries or the conduct of the Company or any of the Subsidiaries’
businesses, (iii) involving any claims exceeding potential liability (including costs of defense and attorneys’ fees) whether or not covered by insurance in an amount in excess of $25,000 with respect to the individual suit, action, proceeding or investigation or potential liability (including costs of defense and attorneys’ fees) whether or not covered by insurance or $50,000 in the aggregate of all such suits, actions, proceedings or investigations, except workers compensation, automobile accident and other routine claims wholly covered by existing insurance (including costs of defense and attorneys’
fees); (b) there are no outstanding judgments, decrees, or orders against the
Company or any Subsidiary enjoining any of them in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business in any area, and (c) there are no existing violations by the Company or any of the Subsidiaries of any federal, foreign, state, or local laws, regulations, or orders which, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            For purposes of this Agreement, the term "Material Adverse Effect" shall mean any change, event, occurrence, or effect on the business of the Company or any Subsidiary that is or will be materially adverse to the business operations, assets, properties, liabilities, prospects, or condition
(financial or otherwise) of the Company and the Subsidiaries taken as a whole.

4.11 Absence of Changes in Events. Since December 31, 1999,
there has been no change in the business operations, assets, properties, liabilities, prospects, or condition (financial or otherwise) of the Company or any of the Subsidiaries, and no occurrence, circumstance, event, or combination thereof which reasonably could be expected to result in any such change, which constitutes or may reasonably be expected to have a Material Adverse Effect.

4.12 Reports. Since December 31, 1996, the Company has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with (a) the
Department of Insurance, and (b) any applicable state or foreign insurance or licensing authorities (all such reports and statements are collectively referred to herein as the “Company Reports”). As of their respective dates, the
Company Reports complied with the statutes, rules, and regulations enforced or promulgated by the regulatory authority with which they were filed, and no material deficiencies have been asserted by any regulatory authority nor have there been any disagreements with the independent auditors in connection with such Company Reports, or, if asserted, such deficiencies or disagreements have been resolved to the satisfaction of the regulatory authority asserting the deficiency or the independent auditors asserting the disagreement.

4.13        Proxy Statement.  Neither the proxy statement to be sent to the stockholders of the Company in connection with the meeting of the Company's stockholders to consider the Merger (the
"Company Stockholders' Meeting") or the information statement to be sent to such stockholders, as appropriate (such proxy statement or information statement, as amended or supplemented, is herein referred to as the “Proxy
Statement”), will, at the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders and at the time of the Company Stockholders’ Meeting and at the Effective Time, be false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders’ Meeting which has become false or misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any AFC information. The Proxy
Statement will comply in all material respects as to form and substance with the requirements of the Exchange Act and the rules and regulations thereunder.

4.14        Registration Rights.  No person has a right to require the Company to register the offer or sale of any Shares, nor does the Company have any obligations to register the offer or sale of any
Shares.

4.15        Properties.

            4.15.1      Schedule 4.15.1 sets forth a list of all real property owned by the Company or any of the Subsidiaries ("Owned Realty").  Included in Schedule 4.15.1 are true, correct and complete copies of owners title insurance policy no. Z-308544 issued by Mississippi Valley Title Insurance
Company and Old Republic National Title Insurance Company dated March 7, 1994 at 8:00 a.m.
in favor of American Public Life Insurance Company and covering the real property owned by
American Public Life Insurance Company and located at 2305 Lakeland Drive, Jackson, Rankin
County, Mississippi and owners title policy no. AZ 114105 issued by Title Insurance Company of
Minnesota dated November 27, 1979 at 3:55 p.m. in favor of American Public Life Insurance
Company and covering the real property owned by American Public Life Insurance Company and located at 480 Woodrow Wilson, Jackson, Hinds County, Mississippi (collectively, the "Title
Policies").  Except as may be reflected in Schedule 4.15.1, and except for such imperfections of title as do not materially affect the value of any such personal or real property reflected in the GAAP
Financial Statements or acquired since the date of such statements and which do not materially interfere with or impair the present and continued use of any such property, the Company or one or more of the Subsidiaries has good and marketable title, free and clear of any liens, claims, charges, options or other encumbrances, to all of the personal and real property reflected in the GAAP
Financial Statements or Statutory Statements or listed on Schedule 4.15.1 and all personal and real property acquired since the respective dates of the GAAP Financial Statements or Statutory
Statements, except such personal and real property as has been disposed of in the ordinary course of business since December 31, 1999.

            4.15.2      Schedule 4.15.2 sets forth a list and information as of the date hereof of all leases of real property, identifying separately each ground lease, to which the Company or any of the
Subsidiaries is a party (collectively, the "Leases"). There are no material liabilities, contingent or otherwise, with respect to the Owned Realty or leased real property of the Company or any of its subsidiaries, for environmental matters or otherwise, that are not adequately insured against. The
Leases are in full force and effect and, as of the date of this Agreement, neither the Company nor any of its subsidiaries has received a notice of default or termination with respect to any such Leases.
Except as set forth on Schedule 4.15.2, there has not occurred any event which would, with notice or lapse of time or otherwise, constitute a breach by the
Company or any of its subsidiaries of, or default by the Company or any of its subsidiaries in, the performance of any covenant, agreement or condition contained in any Lease.

            4.15.3      Schedule 4.15.3 sets forth a correct list of all names, logos, marks, symbols, trade names, trademarks, service marks, copyrights and patents used by the Company or any of the
Subsidiaries in the conduct of their respective businesses and all filings, registrations or issuances of any of the foregoing with or by any federal, state, local, or foreign regulatory, administrative, or governmental office or offices.  All of the foregoing are owned by the Company or one of the
Subsidiaries free and clear of all liens, claims, rights of use, encumbrances, or other restrictions.
Except as provided in Schedule 4.15.3, the respective businesses of the Company and the
Subsidiaries have not been conducted in contravention of any trademark, copyright, or other proprietary right of any third party, and neither the Company nor any of the Subsidiaries has received notice of any claim that any such names, logos, marks, symbols, trade names, trademarks, service marks, copyrights, patents, or other similar property rights listed on Schedule 4.15.3 is not valid or enforceable by its owner as stated on Schedule 4.15.3, or infringes upon any trademark, service mark, trade name, copyright, patent, or intellectual property right of any third party.

            4.15.4      Schedule 4.15.4 sets forth a correct summary of the investment portfolio of the
Company and the Subsidiaries as of March 31, 2000, including the amounts invested and the market value in each category of governmental, debt, and other fixed maturities, cash, and short- term investments and equity securities, the Standard and Poor's or Moody's ratings of such investments, and the average maturities of the bond portfolio. Since March 15, 2000, there has not been any material change in the composition of the investment portfolio.

4.16        Taxes.

            4.16.1      Except as set forth in Schedule 4.16.1, (i) the Company and the Subsidiaries have filed all tax returns which are required to be filed and has paid all Taxes which have become due pursuant to such tax returns or pursuant to any assessment which has become payable; (ii) all such tax returns are complete and accurate and disclose all Taxes required to be paid; (iii) all such tax returns have been examined by the relevant taxing authority or the period for assessment of the
Taxes in respect of which such tax returns were required to be filed has expired; (iv) there is no action, suit, investigation, audit, claim or assessment pending or proposed or, to the knowledge of the Company, threatened with respect to Taxes, and, to the best of the Company's knowledge, no basis exists therefor; (v) the Company and the Subsidiaries have not waived or been requested to waive any statute of limitations in respect of Taxes; (vi) all monies required to be withheld by the
Company and the Subsidiaries, as the case may be; (vii) no transaction contemplated by this
Agreement is subject to withholding under Section 1445 of the Code; and (viii) following the
Closing Date, pursuant to any agreement or arrangement entered into by the Company or any
Affiliate thereof on or prior to the Closing Date, the Company and the Subsidiaries will not be obligated to make a payment to an individual that would be a "parachute payment" to a "disqualified individual" as those terms are defined in Section 280G of the Code, without regard to whether such payment is reasonable compensation for personal services performed or to be performed in the future.

            4.16.2      The statute of limitations for the assessment of federal income taxes of the Company and all of the Subsidiaries has expired for each period through December 31, 1995 and no waivers of any applicable statutes of limitations are outstanding.

            4.16.3      No deficiency or adjustment for any Taxes of the Company, the Subsidiaries or of
any other member of the group included in the consolidated federal income tax returns filed by the
Company (the "Consolidated Group") not yet paid has been proposed in writing or assessed. The
Company and all of the Subsidiaries are the only members of the Consolidated Group for the years
1996, 1997, 1998 and 1999.  There are no pending or, to the best of the Company's knowledge, threatened federal, state, local, or foreign tax audits of the Company or of any other member of the
Consolidated Group for years in which the Company or any of the Subsidiaries was a member of the
Consolidated Group.

            4.17        1999 Tax Return.  The Company has duly filed its consolidated federal income tax return for its fiscal year ended December 31, 1999 and has duly elected to use all net operating losses, if any, as tax deductions for taxable years ending after December 31, 1999, irrespective of the taxable year in which such net operating losses were incurred.

4.18        Employees and Benefits.

            4.18.1      There are no labor or collective bargaining agreements binding upon the Company or any of its subsidiaries. Except under Plans (as defined below), neither the Company nor any of its subsidiaries has any obligation, contingent or otherwise, under any employment, consulting, retirement, or severance agreements.

            4.18.2      Schedule 4.18.2 sets forth a complete list of all pension plans, as defined in Section
3(2) of ERISA, maintained by the Company or any of the Subsidiaries (each, a "Pension Plan"), all welfare plans, as defined in Section 3(l) of ERISA, maintained by the Company or any of its
Subsidiaries (such welfare plans and the Pension Plans being hereinafter referred to as "ERISA
Plans"), and all other incentive, fringe benefit, vacation, or leave plans, policies, or arrangements maintained by the Company or any of the Subsidiaries (collectively, the "Plans"). Neither the
Company nor any of the Subsidiaries maintains or contributes to any "multi-employer plan" as that term is defined at Section 4001(a)(3) of ERISA, and neither the Company nor any of the Subsidiaries has incurred any material liability under Section 4062, 4063, 4064, 4069, 4071 or 4201 of ERISA.
Each Pension Plan which is intended to be qualified under Section 401 (a) of the Code has been determined by the Internal Revenue Service so to qualify, and there are no facts in existence which might adversely affect such qualification. None of the ERISA Plans has provided a benefit which is a "Disqualified Benefit" (as such term is defined in Code Section 4976(b)) for which an excise tax would be imposed. Nothing has been done or omitted to be done with respect to any ERISA Plan that would result in any material liability on the part of the Company or any of its subsidiaries under
Part 5 of Title I or Title IV of ERISA or Section 4975 of the Code. No "reportable event", as defined in Section 4043 of ERISA, has occurred with respect to any Pension Plan subject to Title IV of
ERISA. Except for continuation of health coverage to the extent required under Section 4980B of the Code, and except as specifically set forth in Schedule 4.18.2, there are no unfunded obligations under any ERISA Plan providing benefits after termination of employment. There is no accumulated funding deficiency as defined in Section 302 of ERISA or Section 412 of the Code with respect to any Pension Plan. The Company has made, and has caused all of the Subsidiaries to make, all quarterly contributions required under Section 412(m) of the
Code, and has made or will make, and has caused or will cause the Subsidiaries to make, prior to the Closing Date, all payments and contributions (including insurance premiums) for benefits accrued prior to the Closing Date, whether or not due and payable before that date, to each ERISA Plan, and all payments and contributions required under the terms of such Plans. With respect to each
Pension Plan which is subject to Title IV of ERISA, as of the Closing Date, the current fair market value of the Plan assets exceeds the present value of all benefit liabilities as defined in Section 4001(a)(16) of ERISA.

            4.18.3      Each Plan and ERISA Plan subject to ERISA is and has been in the past maintained and operated in all material respects in compliance with ERISA and all applicable requirements under the Code and other applicable federal and state laws. Each Plan and ERISA Plan has been administered and operated in all respects in compliance with the applicable requirements of Section
1962(b)(1)(A), (B) and (C) of the Social Security Act and Sections 4980B and 5000 of the Code, and
neither the Company nor any of its subsidiaries is subject to any liability, including but not limited to taxes (excise or otherwise), additional contribution requirements, fines, penalties, or loss of tax deductions, as a result of such administration and operation. All reporting and disclosure requirements under the Code and ERISA applicable to any Plan or ERISA Plan have been complied with, and there are no currently pending or, to the best of the Company's knowledge, threatened actions or claims against or with respect to any Plan, ERISA Plan, the Company or any of the
Subsidiaries, or any fiduciary of a Plan or ERISA Plan. No Plan or ERISA Plan and no fiduciary of any such Plan is currently the subject of a pending audit or examination by the Department of Labor or the Internal Revenue Service nor, to the best of the Company's knowledge, is any such audit or examination threatened or anticipated. The directors, officers, and employees of the Company and the Subsidiaries, to the extent any of them are fiduciaries with respect to any Plan or ERISA Plan, have not breached any of their responsibilities or obligations imposed upon them as fiduciaries under
ERISA or taken any action or failed to act in any way which could result in any claim being made under, by, against, or on behalf of any Plan or ERISA Plan (other than routine claims for benefits due) by any party with standing to make such claim. The execution and consummation of the transactions contemplated by this Agreement do not constitute a triggering event under any Plan,
ERISA Plan, policy, arrangement, statement, commitment, or agreement, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee, former employee, or director of the Company or any of the Subsidiaries.

            4.18.4      There are no incentive, bonus, parachute, or other employee merit or change of control agreements or arrangements between the Company or any of the Subsidiaries and any current or former employee thereof other than (i) Plans listed in Schedule 4.18.4, or (ii) arrangements which are not material to the financial condition or business of the Company or any of the Subsidiaries.

            4.18.5      Neither the Company nor any of the Subsidiaries is a party to any employment agreement providing for base compensation in excess of $50,000 per year, except as listed on
Schedule 4.18.5.

            4.18.6      Except as disclosed on Schedules 4.18.4 and 4.18.5, there are no employment, deferred compensation, consulting, severance, or other agreements with officers or directors of the

Company or any of the Subsidiaries of a nature which would be required to be disclosed in Form 10-
K filed under the Exchange Act.

            4.18.7      Any reference to ERISA or the Code or any section thereof shall be construed to include all applicable regulations and administrative rulings issued thereunder.

            All obligations, of the Company and the Subsidiaries, whether arising by operation of law, contract, agreement, or otherwise, for payments to trusts or other funds or to any governmental agency or to any employees, directors, officers, agents, or any other individual (or any of their respective heirs, legatees, beneficiaries, or legal representatives) with respect to profit sharing, pension or retirement benefits, or any other employee benefit of any kind whatsoever will have been paid, or adequate accruals in accordance with GAAP for such payments will be reflected on the books of account of the Company for the period covered thereby.  All legally enforceable obligations of the Company and the Subsidiaries, whether arising by operation of law, contract, agreement, or otherwise, for bonuses or other forms of compensation or benefits which are, or may become, payable to its employees, director, officers, agents, or any other individual (or their respective heirs, legatees, beneficiaries or legal representative) with respect to periods ending on or before the
Effective Date of the Merger have been paid, or adequate accruals for payment thereof will be made prior to the Effective Time.

            4.18.8      The Company's books of account and GAAP Financial Statements provide for vested vacation entitlement in accordance with Statement of Financial Accounting Standards No. 43.

            4.18.9      The Company and each Subsidiary maintain complete and accurate records of all furniture, fixtures and equipment owned by them and the basis upon which the same is depreciated for federal income tax purposes.  All of the items of furniture, fixtures and equipment reflected in the 1999 Balance Sheet are owned by the Company and its Subsidiaries, free and clear of all claims, liens, encumbrances, security interests and other rights of third parties.  Schedule 4.18.9 is a complete and accurate description of each computer software program and system which the
Company or any of its Subsidiaries owns or is licensed to use in connection with its business operations.  Each such program or system which is owned by the Company and of its Subsidiaries is complete and proprietary to the Company or such Subsidiary, and is not subject to any lien, claim, encumbrance, security interest, right, restriction, option or purchase obligation held by any Person.
Each such program and system which is licensed to the Company and any Subsidiary is held by a valid, legal and binding license agreement which is in full force and effect, and no event has occurred which would constitute an event of default by the Company or any Subsidiary thereunder or which, with the lapse of time or the giving of notice or both, would constitute an event of default by the Company or any Subsidiary under such license agreement.

4.19        Agreements, Contracts and Commitments.

            4.19.1      The Company has listed on Schedule 4.19.1 all contracts, agreements and instruments which are in any single case of material importance to the conduct of the business of the Company or any of the Subsidiaries, together with true and correct copies of each such document and a written description of each oral arrangement so listed.  Without limiting the generality of the foregoing, the aforesaid list includes all the contracts, agreements and instruments of the following types to which the Company and any of the Subsidiaries is a party (without regard to whether such contracts, agreements and instruments are material):

                        (a)         any collective bargaining agreements or any agreements that contain any severance pay liabilities or obligations,

                        (b)         labor union contracts together with a list of all labor unions representing or, to the Company's best knowledge, attempting to represent employees of the Company or any
            Subsidiary;

                        (c)         any bonus, deferred compensation, pension, profit sharing, retirement, stock option, stock bonus, stock purchase, hospitalization, insurance, vacation pay plan, programs or other similar employee benefit arrangements,

                        (d)         any employment agreement, contract or commitment with an employee having more than one year to run from December 31, 1999, or to pay any employee more than $60,000 per annum,

                        (e)         any agreement of guarantee or indemnification running from the Company or any of the Subsidiaries to any person or entity other than to a Subsidiary,

                        (f)         any agreement, contract or commitment which might reasonably be expected to have a potential material adverse impact on the business of the Company or any of the
            Subsidiaries,

                        (g)         any agreement, loan agreement, promissory note, indenture or other instrument for borrowed money and any agreement or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of its common stock or any other outstanding securities,

                        (h)         any agreement, contract or commitment containing any covenant limiting the freedom of the Company or any of the Subsidiaries to engage in any line of business or compete with any person,

                        (i)         any mortgage, deed of trust, security agreement, pledge, pledge agreement or other form of agreement creating a lien, encumbrance or restriction on any asset owned by the Company or any of the Subsidiaries,

                        (j)         any agreement, contract or commitment relating to capital expenditures in excess of $50,000 and involving future payments,

                        (k)         any contracts or agreements with other persons engaged in sales or distributing activities, and advertising contracts, which are not terminable by the Company, or the Subsidiaries, without liability upon termination notice of thirty days or less;

                        (l)         written or oral agreements, understandings and arrangements with officers, directors, employees, shareholders or agents relating to present or future compensation of, or other benefits available to, such persons;

                        (m)         contracts, and other arrangements of any kind, whether oral or written, with any director, officer, or shareholder of the Company or any of the Subsidiaries;

                        (n)         during the five years preceding the date hereof, been a party to any contract with the Department of Defense or any other department or agency of the United States government, or to any subcontract under any such contract, which is subject to renegotiation under the Renegotiation Act of 1951, as amended,

                        (o)         leases of real or personal property as to which the Company or any of the
            Subsidiaries is the tenant with terms in excess of 12 months and annual rental in excess of
            $20,000, or

                        (p)         any agreement, contract or commitment not made in the ordinary course of business which involves $50,000 or more or has a remaining term of one year or more from
            December 31, 1999 or is not cancelable on six months' or less notice without penalty.

                        (q)         Neither the Company nor any of the Subsidiaries has breached, nor is there any claim or any legal basis for a claim that the Company or any of the Subsidiaries has breached, any of the terms or conditions of any agreement, contract or commitment set forth in any of the Schedules attached to this Agreement or of any other agreement, contract or commitment, if any such breach or breaches in the aggregate could result in the imposition of damages or the loss of benefits to the Company or to any of the Subsidiaries.  All of the
            leases of real or personal property described in Schedule 4.19.1 in respect of which the
            Company or any Subsidiary is the tenant are valid, in full force and effect, and enforceable in accordance with their terms and there are no defaults thereunder and no waiver or indulgence has been granted by any of the landlords under such leases and, in the case of each lease, the Company or the Subsidiaries have been in peaceable possession since the commencement of the original term of such lease.  Except as set forth in Schedule 4.19.1 each of such leases grants the leasehold it purports to grant.

            4.19.2      Schedule 4.19.2 is a true and accurate list of all persons who have been appointed as managing general agents, independent general agents, general agents and agents for the purpose of soliciting, procuring and taking applications for policies of insurance issued by the Company and its Subsidiaries.  Each of the persons listed on Schedule 4.19.2 is a party to a valid, binding and legally enforceable agreement with the Company and any of its Subsidiaries which provides, among other things, for the terms upon which such Persons are entitled to receive the payment of commissions and other compensation from the Company and any of its Subsidiaries in the form(s)
included in Schedule 4.19.2 (the "Agent Agreements").  Schedule 4.19.2 includes true and correct copies of each Agent Agreement. All of the Agent Agreements are in full force and effect and have not been modified, supplemented or replaced.

4.20 Reinsurance. Schedule 4.20 contains a complete and correct list as of the date hereof of all reinsurance agreements to which the Company or any of the Subsidiaries is a party and the types and amounts of all coverages. All of such reinsurance agreements are in full force and effect, no default exists thereunder, all premiums or ceding commissions which are due thereon have been paid, none of such reinsurance agreements require the consent or approval of the reinsurer to the consummation of the transactions contemplated by this
Agreement.

4.21 No Defaults under Contracts or Agreements. Without limiting any of the representations and warranties of the Company contained in this
Article IV, all material contracts and other agreements to which the Company or any of the Subsidiaries is a party are valid and in full force and effect, and neither the Company nor any of the Subsidiaries is in violation of or in default under any lease, contract, mortgage, promissory note, deed of trust, loan, or other commitment or arrangement, which violation or default would constitute a material violation or default thereunder.

4.22        Compliance with Laws; Environmental Matters.

            4.22.1      Each of the Company and the Subsidiaries has all permits, licenses, certificates of authority, orders, and approvals of, and have made all filings, applications, and registrations with, federal, state, local, or foreign governmental or regulatory bodies that are required in order to permit it to carry on its business as presently conducted or to own its properties as and where presently owned; such permits, licenses, certificates of authority, registrations, orders, and approvals are in full force and effect in all material respects. The conduct of their respective businesses by the Company and the Subsidiaries including, without limitation the ownership and/or use of any property owned, leased and/or used by the Company and the Subsidiaries, has not violated or infringed, and does not violate or infringe, any applicable domestic (federal, state, or local) or foreign law, statute, ordinance, license, or regulation now in effect. No event has occurred that allows, or after notice or lapse of time, or both, would allow, revocation, suspension, or termination of any permits, licenses, certificates of authority, orders, or approvals held by or affecting the Company or any of the
Subsidiaries. Without limiting the generality of the foregoing provisions of this Section 4.22, each of the Subsidiaries has all necessary permits, licenses, certificates of authority, orders and approvals of, and has made all filings and applications with, all state insurance and other regulatory authorities, including without limitation the Department of Insurance and all other state and federal insurance regulatory agencies, required in order to permit the Subsidiaries to carry on their respective businesses as presently conducted. None of the Subsidiaries has been a party to any investigation or proceeding instituted by any such state insurance authority, and none of the Subsidiaries is in violation of, or has infringed, any statute, regulation, ordinance, or license or been subject to any judgment, ruling, injunction, or order of any such state insurance authority.

            4.22.2      Schedule 4.22.2 includes a list of all franchises, licenses, permits, consents, authorizations, approvals and certificates necessary for the Company and the Subsidiaries to carry on their respective businesses as presently conducted (collectively, the "Permits"), each of which currently is owned by the Company or one of the Subsidiaries, as indicated on Schedule 4.22.2, and is valid and in full force and effect. Except as set forth in Schedule 4.22.2, neither the Company nor any of the Subsidiaries is in violation of any of the Permits, and there are no pending or, to the

Company’s knowledge, threatened proceedings which could
result in the revocation, cancellation, or inability of the Company or any of its subsidiaries to renew any Permit.

            4.22.3      There are no conditions at, in, on, under, or related to the Company or any of the
Subsidiaries or their respective properties which pose a hazard to human health or the environment, other than such conditions which are in compliance with applicable Environmental Laws. The
Company and the Subsidiaries are in compliance with all applicable Environmental Laws, and there is no production, use, treatment, storage, transportation, handling, discharge, disposal, arrangement for disposal, or release or threatened release of any Hazardous Substance or Solid Waste in violation of applicable Environmental Law at, in, on, under, from, or over any real property owned, leased, or used by the Company or any of the Subsidiaries or into or upon or over soil, surface water, or groundwater at, on, or under any real property owned, leased, or used by the Company or any of the
Subsidiaries. At, on, or under the real property owned, leased, or used by the Company or any of the
Subsidiaries, other than in compliance with all applicable Environmental Laws, there is no: (i)
asbestos-containing material, (ii) radon, or (iii) PCB--containing electrical transformers or other equipment or machinery which contains or has contained PCBs.

4.23 Brokers and Finders. Except for Legg Mason, a copy of whose engagement agreement is provided as Schedule 4.23, neither the Company nor any of the Subsidiaries nor any of their respective officers, directors, or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions, or finder’s fees, and no broker or finder has acted, directly or indirectly, for the Company, in connection with this Agreement or the transactions contemplated hereby. The fees of Legg Mason or any other financial advisor, finder or broker incurred by the
Company or any of the Subsidiaries in connection with the transactions contemplated hereby will be paid by the Company, subject to the provisions of
Section 11.3 of this Agreement.

4.24 Regulatory Agreements. Neither the Company nor any of the
Subsidiaries is a party to or has received notice of an impending supervisory agreement, memorandum of understanding, consent order, cease and desist order, or condition of any regulatory order or decree with or by the Department of
Insurance or any other regulatory authority that relates to the conduct of the business of the Company or any of the Subsidiaries, and, to the Company’s
knowledge, no event has occurred which could result in any supervisory agreement, memorandum of understanding, consent order, cease and desist order, or condition of any regulatory order or decree with or by the Department of
Insurance or any other regulatory authority that relates to the conduct of the business of the Company or any of the Subsidiaries.

4.25 Dividends. Since December 31, 1999, neither the Company nor any of the Subsidiaries has declared or paid any dividend to any stockholder or made any other distribution with respect to its shares of stock.

4.26 Actuarial Opinion. Schedule 4.26 is a true, correct and complete copy of the actuarial opinion of Wakely dated February 14, 2000 regarding the adequacy of the insurance reserves of the Company and its
Subsidiaries as of December 31, 1999 which has been prepared in accordance with
Section 7 of NAIC Model Actuarial Opinion and Memorandum (the “Wakely
Opinion”). The factual information supplied by the Company and the
Subsidiaries to Wakely for the purpose of preparation of the Wakely Opinion was true, accurate, correct and complete at the time such factual information was furnished. The Company has no reason to believe that the assumptions upon which the Wakely Opinion is based are invalid, inaccurate or unreasonable.

4.27        Investments.  The Company and each of the Subsidiaries is in compliance with the
Company's investment policy guideline statement.

4.28 Completeness of Documents Furnished by Company. The copies of the Certificate of Incorporation and By-laws of the Company and each of the
Subsidiaries, each as amend, and of all leases, instruments, agreements and other documents (including all Schedules and documents delivered pursuant to this Agreement) which have been or will be delivered to AFC pursuant to the terms of this Agreement or in connection with the transactions contemplated hereby, are, or if not now delivered, will when delivered, be complete and correct.

4.29        Minute Books.  All corporate minute books of the Company and the Subsidiaries have been maintained in accordance with applicable corporate law and are current and complete in all material respects.

4.30 Books of Account. The Company and each of the Subsidiaries has maintained its respective books of account in the usual, regular and ordinary manner and, between the date of this Agreement and the Effective Time, the Company and each of the Subsidiaries will continue to keep its respective books of account on such a basis.

4.31        Satisfaction of Conditions.  The Company is not aware of any reason why the conditions to be satisfied by the Company as set forth in Article VII hereof would not be satisfied on the Closing
Date.

4.32 Complete Disclosure. No representation or warranty by the
Company in this Agreement or any Schedule referred to herein, and no statement, certificate, or other writing furnished to AFC by or on behalf of the Company in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE V.
CONDUCT OF BUSINESS PRIOR TO THE CLOSING

5.1 Conduct Prior to Closing. The Company hereby covenants and agrees with AFC, that, prior to the Closing, unless the prior written consent of
AFC shall have been obtained (which consent shall not be unreasonably withheld or delayed) and except as otherwise contemplated herein, the Company and each of the Subsidiaries shall operate its business, and shall cause its subsidiaries to operate their respective businesses, only in the usual, regular, and ordinary course and in accordance with past practices and to use its best efforts to preserve intact its business organization and assets, and those of its subsidiaries, and to maintain its and its subsidiaries’ materially important rights and franchises. From the date hereof until the Closing, the
Company covenants and agrees that it will not do or agree or commit to do, and will not permit any of the Subsidiaries to do or agree or commit to do, without the prior written consent of AFC, any of the following:

            5.1.1       Incur any Liabilities or Obligations in excess of $50,000, in the aggregate, except for insurance liabilities or obligations incurred by APLIC in the ordinary course of its insurance business under its standard underwriting procedures; or make any loans or advances (except for policy loans made in the ordinary course of business pursuant to the terms of insurance contracts) or acquire any equity, debt, or other investment securities except for acquisitions of such securities in the ordinary course of its insurance business and in accordance with its established investment policies and guidelines;

            5.1.2       Grant any general increase in compensation to its employees as a class, or any increase in compensation to any of its officers or directors; effect any change in the amount of retirement benefits to any class of employees or officers (unless any such change shall be required by applicable law); or enter into any employment, severance, or similar agreements or arrangements with any directors or officers which, in the case of employment agreements, would extend beyond the Closing Date;

            5.1.3       Declare or pay any dividend or make any other distribution with respect to its stock or purchase, acquire, or redeem or split or combine or reclassify any of the shares of capital stock;

            5.1.4       Except in compliance with the provisions of Article IX, purchase or otherwise acquire any substantial portion of the assets, or more than 5% of any class of stock or other form of equity interest of any Business Entity;

            5.1.5       Except in compliance with the provisions of Article IX, merge or agree to merge with any other Business Entity or permit any other Business Entity to merge into it or consolidate with any other Business Entity;

            5.1.6       Liquidate, sell, dispose of, or encumber any assets or acquire any assets, other than in the ordinary course of business consistent with past practice, or involving amounts less than
$100,000 per transaction;

            5.1.7       Issue any common shares or shares of any other class or permit any of its common shares or shares of any other class held in its treasury to become outstanding;

            5.1.8       Issue or grant or extend the term of any option, warrant, conversion or stock appreciation right not in existence on the date hereof;

            5.1.9       Propose or adopt any amendments to its corporate charter or Bylaws;

            5.1.10      Enter into any business not conducted by the Company or one of the Subsidiaries as of the date of this Agreement;

            5.1.11      Propose or adopt any changes to the accounting principles used by the Company and the Subsidiaries, except as required by generally accepted accounting principles or statutory accounting principles, as the case may be, and then only after consultation with AFC;

            5.1.12      Enter into any transactions with any Subsidiaries or Affiliates other than in the ordinary course of business; or

            5.1.13      Pay any debt owed by the Company or any Subsidiary to the Company or any other
Subsidiary or to any Affiliate of the Company.

            5.1.14      Issue or enter into any agreement, arrangement or understanding to issue any of its capital stock or grant options, warrants, rights or securities convertible into, exchangeable for or which contain the right to purchase any of the Company's capital stock.

            5.1.15      Make any change in the business conducted by the Company and the Subsidiaries;

            5.1.16      Make capital expenditures or enter into any contracts or commitments therefor in excess of an aggregate of $50,000;

            5.1.17      Enter into any contract, agreement, undertaking or commitment which would have been required to be set forth in Schedule 4.19.1 if in effect on the date hereof or enter into any contract which requires the consent or approval of any third party to consummate the transactions contemplated by this Agreement; or make any material modification to any existing agreement or to any Permits, other than changes make in good faith to cure document deficiencies;

            5.1.18      Enter into any contract for the purchase, lease (as lessee) or other occupancy of real property or exercise any option to extend a lease listed in Schedule 4.15.1 or Schedule 4.15.2;

            5.1.19      Sell, lease (as lessor), transfer or otherwise dispose of (including any transfers from the Company or any Subsidiary to any of their Affiliates), or mortgage or pledge, or impose or suffer to be imposed any lien, charge or encumbrance on, any of the assets of the Company or any
Subsidiary, other than inventory and minor amounts of personal property sold or otherwise disposed of for fair value in the ordinary course of business consistent with past practice;

            5.1.20      Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, limited liability company, association or other Business Entity;

            5.1.21      Alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of the Company;

            5.1.22      Cancel any debts owed to or claims held by the Company or any Subsidiary
(including the settlement of any claims or litigation) other than in the ordinary course of business consistent with past practice;

            5.1.23      Create, incur or assume, or agree to create, incur or assume, any indebtedness for borrowed money or enter into, as lessee, any capitalized lease obligations (as defined in Statement of Financial Accounting Standards No. 13);

            5.1.24      Accelerate or delay collection of any notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice;

            5.1.25      Delay or accelerate payment of any account payable or other liability beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of business consistent with past practice;

            5.1.26      Knowingly violate or fail to perform any obligation or duty imposed upon the
Company or any Subsidiary by any applicable requirements of law;

            5.1.27      Make any tax election or change any method of accounting for tax purposes, in each case except to the extent required by law, or settle or compromise any tax liability;

            5.1.28      Terminate, amend, modify or waive any provisions of any confidentiality agreement to which the Company or any Subsidiary is a party (other than those involving AFC);

            5.1.29      Make any material change in the accounting policies applied in the preparation of the
Financial Statements;

            5.1.30      Enter into any agreement, arrangement or understanding to take or omit to take any action which, if taken or omitted to be taken immediately prior to the execution of this Agreement, would have resulted in a modification to any of the Schedules to this Agreement; or

            5.1.31      Enter into any agreement or commitment to take any action prohibited by this Section
5.1.

5.2 Notification of Certain Matters. The Company will promptly advise in writing of (i) any event which could reasonably be expected to have a
Material Adverse Effect on the Company or any of the Subsidiaries or of the
results of its operations or its condition (financial or otherwise), (ii) any notice or other communication from any third Person alleging that the consent of such third Person is or may be required in connection with the transactions contemplated by this Agreement, and (iii) any default under any agreement listed on any Schedule to this Agreement or event which, with notice or lapse of time or both, would become such a default.

5.3         Consents and Approvals.  The Parties hereby agree to the following:

            5.3.1       Subject to the terms and conditions herein provided, each of the Parties agrees to cooperate with the other and use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws, regulations, and contractual arrangements to consummate and make effective the transactions contemplated by this Agreement, including without limitation using reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the transactions contemplated hereby. The Company and AFC hereby covenant and agree to take no action (a) which would render any of their representations and warranties contained herein untrue in any material respect at and as of the Closing except as otherwise contemplated herein, or (b) which would adversely affect the ability of either of them to satisfy any of the conditions set forth in Article VII, including without limitation the ability to obtain any necessary approvals of governmental authorities required for the transactions contemplated hereby or materially increase the period of time necessary to obtain such approvals.

            5.3.2       AFC, with the cooperation of the Company, shall prepare and file within 20 business days of the date hereof (unless such delay is due to the Company): (a) with the Department of
Insurance and any other applicable jurisdictions, such applications or notifications as may be required in order to obtain any approvals necessary for the consummation of the transactions contemplated hereby; and (b) with the insurance authorities of states listed in Schedules 4.1 and 4.2,

such preacquisition applications or notifications as may be
required to be made by AFC prior to the Closing in order for AFC to maintain, after the Closing Date, the insurance licenses of the Company and its subsidiaries in effect on the date hereof. In connection with such approvals,
AFC shall accept, and use all reasonable efforts to satisfy, all conditions to the consummation of the transactions contemplated hereby imposed by such regulatory authorities.

            5.3.3       To the extent that the rights of the Company or any of the Subsidiaries under any agreement may not be transferred or assigned without the consent or approval of another party thereto, the Company shall obtain any such consent or approval or amend the agreement such that no consent or approval is required.

            5.3.4       Promptly after Closing, but in no event later than 10 business days after the Closing, the Company, the Subsidiaries and AFC shall file with all applicable state insurance authorities such registrations or other information as may be required to comply with all applicable state insurance holding company statutes.

            5.3.5       Each of AFC and the Company shall promptly make all required filings under the
HSR Act, if any, including without limitation a Notification and Report Form for Certain Mergers
and Acquisitions (or any successor form), and any amendments thereto, with the Federal Trade
Commission and the Department of Justice, in connection with the transactions contemplated by this
Agreement as required by the antitrust laws of the United States. In the event that a request for additional information is, properly made of either of AFC or the Company pursuant to the HSR Act,
AFC or the Company, as the case may be, shall use its best efforts to comply with such request as soon as practicable after receipt of such request.

ARTICLE VI.
ADDITIONAL AGREEMENTS

6.1 Current Information. During the period from the date of this
Agreement to the Closing, the Company and AFC will cause one or more of their respective representatives to confer with each other on a regular and frequent basis with respect to the status of the ongoing operations of the Company,
APLIC, DentaCare and Greater South. Each Party will promptly notify the other
Party of any material change in the normal course of its business or in the operation of its properties and, to the extent permitted by applicable law, of any governmental complaints, investigations, or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of material litigation involving such Party which would, in any manner, challenge, prevent, alter, or materially delay any of the transactions contemplated hereby, and each Party will keep the other Party fully informed with respect to such events. Each Party will also promptly notify the other
Party of the status of regulatory applications and third party consents, including without limitation providing copies of all written communications to and from the Department of Insurance and any other applicable governmental agency.

6.2 Access, Information, and Confidentiality. From the date of this Agreement until the Closing, the Company shall make or cause to be made available to AFC and its representatives, attorneys, accountants, and agents for examination the assets and property of the Company and its subsidiaries and all books of account, contracts, agreements, commitments, records, and documents of every character relating to the Company and its subsidiaries and shall permit
AFC and its representatives,

attorneys, accountants, and agents to interview personnel of the
Company and its Subsidiaries, and agents authorized by the Company and the
Subsidiaries. All information furnished to AFC and its representatives and all analyses, compilations, data, studies, or other documents prepared by AFC or its representatives containing or based in whole or in part on any such furnished information or reflecting AFC’s review of, or interest in, the Company (the
“Information”) shall be used solely as set forth and permitted by the
Confidentiality Agreement dated February 10, 2000, between AFC and the Company
(the “Confidentiality Agreement”). In the event of the termination of this Agreement, AFC shall return all Information (including copies thereof) to the Company. After the execution of this Agreement, the Company shall not disclose to any person or entity (other than AFC and those designated by AFC) or permit or assist any such person or entity to use in any manner, directly or indirectly, any information or data relating to this Agreement or the transactions contemplated hereby or any information or data relevant to the business of the Company except for (a) such information and data as is in the public domain other than as a result of a breach by the Company of the provisions of this Section, and (b) disclosures required to be made by the
Company in order to comply with applicable securities and insurance laws and regulations. The terms and provisions of the Confidentiality Agreement shall survive the Closing or the termination of this Agreement.

6.3 Review of Specific Matters. In addition to the provisions of
Section 6.2, the Company and the Subsidiaries shall make available to AFC and its representatives, attorneys, accountants and agents for examination all information in the possession or control of the Company and the Subsidiaries, or to which the Company and any Subsidiary has access, relating to:

            6.3.1       The exchange of insurance policies providing full benefit Cancer and Specified
Disease insurance coverage for insurance policies providing limited benefit Cancer and Specified
Disease insurance coverage.

            6.3.2       All preliminary and final reports of examination of the Company and its Subsidiaries by the Department of Insurance for years ended on or prior to December 31, 1998.

6.4 Expenses. AFC shall pay its own expenses incident to
preparing for, entering into, and carrying out this Agreement. The expenses incurred by the Company in preparing for, entering into and carrying out this
Agreement shall be paid by the Company, subject to the provisions of Section
7.3.4 and Section 11.3.

6.5 Meeting of Stockholders of the Company. The Company
represents and warrants that its Board of Directors has, by resolution duly adopted by a vote at a meeting of such Board duly held on March 16, 2000, unanimously approved and adopted this Agreement and the transactions contemplated hereby, recommended that the stockholders of the Company approve and adopt this Agreement and the transactions contemplated hereby, and determined that the Merger is in the best interest of holders of the Shares.
Following the execution of this Agreement by both Parties, the Company shall promptly take all action necessary in accordance with SEC rules and regulations,
Merger Law and the Company’s Articles of Incorporation and Bylaws to
convene the Company Stockholders’ Meeting. Unless consented to by AFC, the record date for such meeting shall be no earlier than the fifth business day following the execution of this Agreement by both Parties. The Company shall use its best effort to solicit from stockholders of the Company proxies in favor of the Merger and to take all other action necessary or, in the opinion of AFC, advisable to secure any vote

or consent of stockholders required by Merger Law to effect the
Merger. The Company hereby agrees to file with the SEC, as promptly as practicable after the date hereof, the Proxy Statement, which shall be in form and content acceptable to AFC. The Company shall file the Proxy Statement in preliminary form with the SEC as promptly as is practicable and shall use its best efforts to address all SEC comments and to mail the Proxy Statement in definitive form to its stockholders as soon thereafter as is practicable. The
Company also agrees to obtain all necessary permits and approvals which are required under Blue Sky Laws in order for the Company to carry out the transactions contemplated by this Agreement.

6.6 Repayment of Shareholder Advances. Prior to the Closing, the
Company shall cause each stockholder to repay to the Company the full outstanding amount of any advances (other than policy loans) made by the Company and the Subsidiary to such stockholder, including without limitation any advance bonus payment or other advance payment of compensation.

6.7 Company Operations Pending Closing. Commencing upon the
execution of this Agreement and continuing until the Closing, the Company shall permit one or more representatives of AFC to be present at the premises of the
Company and the Subsidiaries who may observe the daily operations of the Company and the Subsidiaries and who shall be promptly and fully advised by officers and employees of the Company and the Subsidiaries of and shall have the right to participate in the making of, all significant business discussions which are to be made regarding all aspects of the business, properties, assets, liabilities, operations, personnel and condition, financial or otherwise, of the Company and each of the Subsidiaries.

6.8 Services Agreement. Contemporaneously with the execution of this Agreement, the Company and AFC shall enter into an agreement granting to
AFC and its Affiliates, among other things, the right to have an observer present on the premises of the Company and the Subsidiaries to observe the business operations of the Company and the Subsidiaries pending the Closing in the form of the Services Agreement which is Exhibit A annexed hereto and made a part hereof (the “Services Agreement”).

6.9 Title Search. Prior to Closing, the Company shall cause a search to be made of the title to the Owned Realty commencing with the date of each of the respective Title Policies and ending at the close of business on the day next preceding the Closing Date (the “Title Search”). The Title
Search shall be conducted by an independent title company satisfactory to AFC.
The Title Search shall be conducted in a manner designed to reflect any and all options, liens, claims, leases, encumbrances, restrictions, exceptions or objections of title to the Owned Realty.

ARTICLE VII.
CONDITIONS

7.1 Conditions to Each Party’s Obligation to Consummate the
Closing. The respective obligations of each Party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions, unless waived by each Party in writing:

            7.1.1       The Merger and the other transactions contemplated hereby shall have been approved by the stockholders of the Company (consistent with applicable corporate law and the Company's

Articles of Incorporation and Bylaws), the Department of
Insurance, and any other state insurance department and other regulators whose approval is required to consummate the transactions contemplated hereby; all conditions required to be satisfied prior to the Closing imposed by the terms of such approvals shall be acceptable to AFC in its discretion and shall have been satisfied; all waiting periods relating to such approvals shall have expired;
and all notifications to any regulatory authorities that are required shall have been made.

            7.1.2       All appropriate HSR Act filings, if any, shall have been made and any applicable waiting period (and extensions thereof) under the HSR Act shall have expired or terminated.

            7.1.3       Neither AFC nor the Company shall be subject to any order, decree, or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the Closing.

7.2 Conditions to Obligations of AFC. The obligations of AFC to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, unless waived by AFC in writing:

          7.2.1       Representations and Warranties. The representations and warranties of the Company set forth in Article IV hereof shall be true and correct in all material respects when made and as of the Closing as though made at and as of the Closing (it being understood that representations and warranties that speak as of a specified date shall continue to speak as of the date so specified), except as otherwise contemplated or permitted by this Agreement or consented to in writing by AFC.

            7.2.2       Agents Agreements.  The Company shall have obtained duly executed Agents
Agreements from all managing general agents and independent general agents listed on Schedule
4.19.2.  In addition, the Company shall have obtained duly executed Agents Agreements from general agents and agents appointed or licensed by the Company whose customers paid earned insurance premiums to the Company and the Subsidiaries during the year ended December 31, 1999, which, in the aggregate, represented at least eighty percent (80%) of the aggregate amount of the earned insurance premiums received by the Company and the Subsidiaries during the year ended
December 31, 1999.

            7.2.3       Report of Examination.  The Company shall have received the final report of the
Department of Insurance with respect to its examination of the Company and the Subsidiaries for the six years ended December 31, 1998, and the content and findings of the Department of Insurance contained in such final report shall not, in the reasonable judgment of AFC, be materially different than the contents and findings of the Department of Insurance contained in its draft report of examination dated April 20, 2000.

            7.2.4       Title Material. At the Closing, the Company shall furnish to AFC report of the Title
Search issued by a reputable and responsible title insurance company acceptable to AFC (the "Title
Company"), which shall reflect that the title of the Company and the Subsidiaries to the real properties owned by the Company and the Subsidiaries and located at 480 Woodrow Wilson,
Jackson, Mississippi and at 2305 Lakeland Drive, Jackson, Mississippi (the "Owned Realty"), is free and clear of any and all options, liens, claims, leases, encumbrances, restrictions, exceptions or objections to title except such as may be reflected in the Title Policies and the rights of owners of minerals in and under the Owned Realty and their lessees and such other matters as are approved by

AFC in writing, and shall be without exceptions for possible mechanic's or materialmen's liens not shown by the public records.

            7.2.5       Performance of Obligations.  The Company shall have fully performed or complied with, or satisfied all obligations, covenants, or conditions required to be performed, complied with, or satisfied by it under this Agreement prior to the Closing.

            7.2.6       Legal Opinions.  AFC shall have received a legal opinion, substantially in the form attached hereto as Exhibit B, dated as of the Closing Date, from Watkins Ludlam Winter & Stennis,
P.A., counsel to the Company, with respect to the transactions contemplated herein.

            7.2.7       No Material Adverse Effect.  Since December 31, 1999, there shall not have been any
Material Adverse Effect or any event or series of events which, in the reasonable judgment of AFC, would cause AFC to believe that there has been a Material Adverse Effect, except any such Material
Adverse Effect as has been disclosed by the Company in this Agreement or on any of the Schedules provided pursuant to in this Agreement.

            7.2.8       Consents.  The Department of Insurance and all other insurance and other regulatory authorities, and all parties to contracts, agreements, leases, or other instruments, whose consent to the consummation of any of the transactions contemplated by this Agreement is required, including without limitation reinsurers of the Company or any of the Subsidiaries, shall have so consented in writing, a copy of which shall have been provided to AFC. In addition, AFC shall have received such other evidence as it deems necessary to verify the accuracy of any of the representations and warranties of the Company.

            7.2.9       Closing Certificates.  The Company shall have delivered to AFC at the Closing a certificate of its president and secretary or treasurer to the effect that the conditions set forth in
Sections 7.1 and 7.2 have been satisfied and such other certificates, documents, and instruments as may be reasonably requested by counsel for AFC.

7.3 Conditions to Obligation of the Company to Consummate the
Merger. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, unless waived in writing by the Company:

            7.3.1       Representations and Warranties.  The representations and warranties of AFC set forth in Article III hereof shall be true and correct in all material respects as of the Closing as though made at and as of the Closing (it being understood that representations and warranties that speak as of a specified date shall continue to speak as of the date so specified), except as otherwise contemplated or permitted by this Agreement or consented to in writing by the Company.

            7.3.2       Performance of Obligations.  AFC shall have fully performed or complied with, or satisfied all obligations, covenants, or conditions required to be performed, complied with, or satisfied by it under this Agreement prior to the Closing.

            7.3.3       Legal Opinion.  The Company shall have received a legal opinion, substantially in the form attached hereto as Exhibit C, dated as of the Closing Date, from McAfee & Taft A
Professional Corporation, with respect to the transactions contemplated herein.

            7.3.4       Fairness Opinion.  The Company shall have received a fairness opinion, dated as of a date which is within ten (10) days prior to the Closing Date, from Legg Mason, with respect to the transactions contemplated herein, all costs and expenses of which shall be paid by the Company and shall be included in the fee paid by the Company as provided in Section 11.3.

            7.3.5       Closing Certificates.  AFC shall have delivered to the Company at the Closing a certificate of its president and secretary or treasurer to the effect that the conditions set forth in
Sections 7.1 and 7.3 have been satisfied and such other certificates, documents and instruments as may be reasonably requested by counsel for the Company.

ARTICLE VIII.
TERMINATION, AMENDMENT, AND WAIVER

8.1         Termination.  This Agreement may, by written notice, be terminated at any time prior to the
Closing:

            8.1.1       By mutual consent of the Company and AFC;

            8.1.2       By either the Company or AFC at any time afterthe later to occur of July 31, 2000 or (b) five business days next following the Department of Insurance approval of the change of control of the Company and the Subsidiaries as provided for in this Agreement, if the Closing shall not theretofore have occurred; or

            8.1.3       By either Party in the event of the material breach by the other Party of any representation, warranty, or agreement contained herein or in any Schedule or document delivered herewith which cannot be or has not been cured within 30 days after written notice to the Party committing such breach.

            8.1.4       By AFC if AFC has determined that a Material Adverse Effect has occurred.

            Notwithstanding the foregoing, a Party in breach of any provision of the Agreement may not terminate the Agreement pursuant to this Section 8.1.

8.2 Amendment. This Agreement and Schedules hereto may be
amended by mutual agreement of the Parties hereto at any time before the
Closing. This Agreement and the Schedules may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.
Notwithstanding any provision of this Agreement to the contrary, AFC may elect, at any time prior to the Effective Time, instead of merging Subcorp into the
Company as hereinabove provided, to merge another direct or indirect wholly-owned subsidiary of AFC into the Company or to merge the Company into AFC or into Subcorp or another direct or indirect wholly-owned subsidiary of AFC. In any such event, the Parties agree to execute an appropriate amendment to this
Agreement in order to reflect the foregoing and to provide that the Company or such other subsidiary of AFC, as appropriate, shall be the Surviving Corporation and, at the election of AFC, to adopt its charter and Bylaws as those of the
Surviving Corporation.

8.3         Waiver.  Any term, condition, or provision of this Agreement may be waived in writing at any time by the Party which is entitled to the benefits thereof.

ARTICLE IX.
SUBSEQUENT ACQUISITION PROPOSALS OR OTHER UNANTICIPATED EVENTS

9.1 No Solicitation. The Company shall not, and shall not
authorize or permit any of its officers, directors or employees, agents, attorneys or representatives to, directly or indirectly, (a) solicit, initiate, or encourage (including by way of furnishing non-public information), or take any other action to facilitate, any inquires or the making of any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal or (b) participate in any discussions or negotiations regarding an Acquisition
Proposal; provided, however, that at any time prior to the adoption of this
Agreement by the holders of the Company’s common stock, the board of directors of the Company, in response to a written Acquisition Proposal that (i)
was unsolicited or that did not otherwise result from a breach of this Section, and (ii) is reasonably likely to lead to a Superior Proposal, may authorize the
Company to (x) furnish non-public information with respect to the Company to the person who made such Acquisition Proposal pursuant to a customary confidentiality agreement and (y) participate in negotiations regarding such
Acquisition Proposal; provided, further the Company must provide AFC with a written opinion of the Company’s legal counsel stating that the board of directors of the Company is required to consider such Acquisition Proposal, then, and only then, consistent with the fiduciary duty.

9.2 Notification to AFC. The Company shall promptly (but in any event within one day) advise AFC orally and in writing of any Acquisition
Proposal or any inquiry regarding the making of an Acquisition Proposal. The
Company will, to the extent reasonably practicable, keep AFC fully informed of the status and progress of any such Acquisition Proposal details.

9.3 Board Recommendation. The Board of Directors of the Company
shall not withdraw or modify, or propose to withdraw or modify, in a manner adverse to AFC, its approval or recommendation of this Agreement or the Merger unless (a) it shall have received a Superior Proposal and (b) the Board of
Directors of the Company shall have determined, in good faith, that this agreement or the Merger is no longer in the best interests of the Company’s stockholders, and (ii) written advice from the Company’s outside counsel, that the failure to withdraw or modify this Agreement would constitute a breach of, and that such withdrawal or modification is required in order to satisfy, its fiduciary duties to the Company’s stockholders under applicable law.

9.4 Disclosure. Nothing contained in this section shall prohibit the Company from at any time taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Securities and
Exchange Act of 1934, as amended.

9.5 Termination. (a) In addition to the rights of termination provided for in Article VIII of this Agreement, this Agreement may be terminated by the Company prior to the Stockholders’ Meeting if (i) the Board of
Directors of the Company shall have determined in good faith based on the advice of outside counsel that failure to do so would constitute a breach of its fiduciary duties to the Company’s stockholders under applicable law, (ii)
it is not in breach of its obligations under this Article in any material respect and has complied with, and continues to comply with, all requirements and procedures of this Article in all material respects and has authorized, subject to complying with the terms of this Agreement, the Company to enter into a binding written agreement for a transaction that constitutes a Superior
Proposal and the Company notifies AFC in writing that it intends to enter into such agreement, attaching the most current version of such agreement to such notice, (iii) AFC does not make with five (5) business days
after receipt of the Company’s written notice of its intention to enter into a binding agreement for a Superior Proposal, any offer that the Board of
Directors reasonably and in good faith determines, after consultation with its financial and legal advisors, is at least as favorable to the stockholders of the Company as the Superior Proposal and during such period the Company reasonably considers and discusses in good faith all proposals submitted by AFC and, without limiting the foregoing, meets with, and causes its financial advisors and legal advisors to meet with, AFC and its advisors from time to time as required by AFC to consider and discuss in good faith AFC’s proposals, and (iv) prior to the Company’s termination pursuant to this Section
9.5(a), the Company pays to AFC the sum of $500,000 to reasonably compensate AFC for its time, effort, costs and expenses incurred in connection with this
Agreement. The payment of such amount shall not serve as AFC’s exclusive remedy resulting from the Company’s breach of any other provision of this
Agreement. The Company agrees (x) that it will not enter into a binding agreement referred to in clause (ii) above until at least the 6th business day after AFC has received the notice to AFC required by clause (ii) and (y) to notify AFC promptly if its intention to enter into a binding agreement referred to in its notice to AFC shall change at any time after giving such notice.

            (b)         In addition to the rights of termination provided for in Article VIII of this Agreement, this Agreement may be terminated by AFC if either (i) the Company has breached its obligations under this Article in any material respect (ii) the Board of Directors of the Company has recommended, approved, or authorized the Company's acceptance or execution of a definitive agreement providing for a Superior Proposal (iii) the Board of Directors of the Company has
modified in a manner materially adverse to AFC or withdrawn its recommendation of this
Agreement or (iv) a tender offer or exchange offer for any outstanding shares of Company common stock is commenced, and the Board of Directors of the Company, within ten business days after such tender offer or exchange offer is so commenced, either fails to recommend against acceptance of such tender offer or exchange offer by its stockholders or takes not position with respect to the acceptance of such tender offer or exchange offer by its stockholders.

ARTICLE X.
DISPUTE RESOLUTION

10.1 Negotiation between Senior Executives. The parties will attempt to resolve any controversy, claim or dispute arising out of or relating to this Agreement or the interpretation, performance, breach, termination, enforceability, validity of, or arbitrability of any issue under this Agreement
(including any controversy, claim or dispute involving any of the Company’s
Subsidiaries, officers, directors, employees, agents or representatives) (a
“Dispute”) promptly by negotiation between senior executives of the
Company and AFC who have authority to settle the Dispute (“Senior
Executives”). Either the Company or AFC may give the other written notice
(“Dispute Notice”) of any Dispute that has not been resolved in the ordinary course of business. Within fifteen (15) days after delivery of the
Dispute Notice, the receiving party must give to the other a written response
(“Response”). The Dispute Notice and the Response must include: (i) a statement describing the position of the party giving the Dispute Notice and the
Response, and a summary of arguments supporting such position, and (ii) the name of the Senior Executive and any other persons who will accompany the Senior
Executive at the meeting at which the parties will attempt to resolve the
Dispute. Within thirty (30) days after delivery of the Dispute Notice, the
Senior Executives will meet at a mutually acceptable time and place, and then as often as they reasonably consider

necessary, to attempt to resolve the Dispute. All reasonable requests for information made by one party to the other will be honored. If the
Dispute has not been resolved within sixty (60) days after delivery of the
Dispute Notice, or if the Senior Executives do not meet within thirty (30) days after delivery of the Dispute Notice, either party may initiate mediation of the
Dispute. All negotiations under this section shall be treated as compromise and settlement negotiations. If a Dispute Notice is given after the Closing, the
Representative shall be the “Senior Executive” acting for the Company.

10.2 Mediation. If the Dispute has not been resolved by
negotiation, each party will make a good faith attempt to settle the Dispute by mediation under the provisions of this section before resorting to arbitration, litigation or any other dispute resolution procedure. The mediation will be conducted in Dallas, Texas, in accordance with the rules for mediation of the
American Arbitration Association. Within thirty (30) days after the mediator has been selected, Senior Executives of each party will meet with the mediator for at least one (1) mediation session. If the Dispute cannot be settled at that mediation session or at any mutually agreed continuation of that mediation session, either party may give the other party and the mediator a written notice declaring the mediation process at an end. All conferences and discussions that occur in connection with the mediation conducted under this Agreement will be deemed settlement discussions. Each party will bear its own costs of mediation, and any costs payable to the mediation service or the mediator will be shared equally by the parties to such mediation; provided, that any costs or expenses to be borne by the Company shall be a charge against and reduction of the Merger
Consideration.

ARTICLE XI.
GENERAL PROVISIONS

11.1 Survival of Representations, Warranties, and Agreements.
The representations, warranties, and agreements of AFC and the Company in this
Agreement or in any additional document provided under the terms and conditions of this Agreement shall not survive the Closing; provided that the foregoing shall not be deemed a waiver of any claim for intentional misrepresentation or fraud.

11.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly received either on the date given if delivered personally or by cable, telegram, telex, or telecopy, or on the date received if mailed by registered or certified mail (return receipt requested) or sent by Federal Express, UPS, or other overnight delivery service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

            (1) If to AFC or Subcorp:

            American Fidelity Corporation
            2000 N. Classen Center, 7 North
            Oklahoma City, Oklahoma  73106-6013
            Attn:       Mr. Stephen P. Garrett
            Fax No.:  (405) 416-7879

            with a copy to:

            10th Fl., Two Leadership Square
            211 N. Robinson
            Oklahoma City, Oklahoma  73102
            Attn:  Theodore M. Elam, Esq.
            Fax No.:  (405) 228-7421

            (2) If to the Company:

            American Public Holdings, Inc.
            2305 Lakeland Drive
            Jackson, Mississippi 39208
            Attention:  Jerry C. Stovall, CLU, President and Chief Executive Officer

            Fax No.:  (601) 936-2157

            with a copy to:

            Watkins Ludlam Winter & Stennis, P.A.
            633 North State Street, 4th Floor
            Jackson, Mississippi 39202
            Attention: David Martin, Esq.
            Fax No.:  (601) 949-4804

11.3 Fees and Expenses. Each of the parties shall pay their own expenses in connection with this Agreement and the transactions contemplated hereby. If the Merger is consummated, the reasonable expenses incurred by or on behalf of the Company in connection with the negotiation and preparation of this
Agreement and the consummation of the transactions provided for herein including, without limitation, the fees of Legg Mason paid pursuant to the engagement letter referred to in Section 4.23 and any transaction fee payable to
Jerry C. Stovall, shall not exceed $605,000.

11.4 Complete Agreement. This Agreement constitutes the entire agreement among the Parties and supersedes all prior or contemporaneous discussions, negotiations, representations, or agreements relating to the subject matter of this Agreement. No changes to this Agreement shall be made or be binding on any Party unless made in writing and signed by each Party to this
Agreement.

11.5        Binding Effect.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against each of the Parties to this Agreement and their respective successors and permitted assigns.

11.6 Governing Law. All questions concerning the validity or meaning of this Agreement or relating to the rights and obligations of the
Parties with respect to performance under this Agreement shall be construed and resolved under the laws of Oklahoma, without regard to principles of conflicts of laws.

11.7 No Third Party Benefit. This Agreement is intended for the exclusive benefit of the Parties to this Agreement and their respective successors and assigns, and nothing contained in this Agreement shall be construed as creating any rights or benefits in or to any third party.

11.8 Severability. The intention of the Parties to this
Agreement is to comply fully with all laws and public policies, and this
Agreement shall be construed consistently with all laws and public policies to the extent possible. If any court of competent jurisdiction determines it is impossible to construe any provision of this Agreement consistently with any law or public policy and consequently holds that provision to be invalid, such holding shall in no way affect, the validity of the other provisions of this
Agreement, which shall remain in full force and effect, provided that such result would not frustrate the intent of the Parties in entering into this
Agreement.

11.9 Non-waiver. No failure by any Party to insist upon strict compliance with any term of this Agreement, to exercise any option, enforce any right, or seek any remedy upon any default of any other Party shall affect, or constitute a waiver of, the first Party’s right to insist upon such strict compliance, exercise that option, enforce that right, or seek that remedy with respect to that default or any prior, contemporaneous, or subsequent default, nor shall any custom or practice of the Parties at variance with any provision of this Agreement affect, or constitute a waiver of, any Party’s right to demand strict compliance with all provisions of this Agreement.

11.10 Captions. The captions of the various sections of this
Agreement are not part of the context of this Agreement, but are only labels to assist in locating those sections, and shall be ignored in construing this
Agreement.

11.11       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be considered an original but all of which together shall constitute one and the same
Agreement.

[SIGNATURES]

                                                             APPENDIX B - OPINION OF LEGG MASON

[DRAFT]

                                                            May __, 2000

The Board of Directors
American Public Holdings, Inc.
2305 Lakeland Drive
Jackson, Mississippi 39208
Attention: Jerry C. Stovall, CLU

Members of the Board of Directors:

            We are advised that American Public Holdings, Inc. (collectively, "American Public" or the "Company") has entered into an Agreement and Plan of Reorganization (the "Agreement") with American Fidelity Corporation
("American Fidelity"), pursuant to which APLIC Acquisition Corp., a wholly owned subsidiary of American Fidelity, will merge into American Public and each outstanding share of American Public common stock will be converted into the right to receive $16.64715 in cash on terms and conditions as more fully set forth in the Agreement (the transaction is referred to herein as the "Transaction").

            You have requested our opinion, as investment bankers, as to the fairness to the shareholders of the Company, from a financial point of view, of the consideration to be received by the shareholders of the Company in the
Transaction.

            For purposes of rendering this opinion, we have, among other things:

                     (i)                           reviewed the definitive Agreement and certain related documents;

                     (ii)                          reviewed the audited consolidated financial statements of American Public for the twelve month periods ended December 31, 1999, 1998, 1997 and 1996;

                     (iii)                         reviewed the annual statutory statements for American Public Life Insurance Company for the periods ended December 31, 1999, 1998, 1997, and 1996;

                     (iv)                          reviewed the unaudited consolidated financial statement of American Public for the three month period ended March 31, 2000;

                     (v)                           reviewed certain publicly available information concerning American Public and American Fidelity;

                     (vi)                          reviewed forecast financial statements of American Public furnished to us by the senior management of American Public;

                     (vii)                         reviewed and analyzed certain publicly available financial and stock market data with respect to operating statistics relating to selected public companies that we deemed relevant to our inquiry;

                     (viii)            reviewed the reported prices and trading activity of the publicly-traded securities of American Public;

            The Board of Directors
            American Public Holdings, Inc.
            May __, 2000
            Page

                     (ix)                          analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that we considered relevant to our inquiry;

                     (x)                           held meetings and discussions with certain officers and employees of American Public and American
                                                   Fidelity concerning the operations, financial condition and future prospects of American Public and
                                                   American Fidelity; and

                     (xi)                          conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our opinion.

      In connection with our review, we have assumed and relied upon the accuracy and completeness of all financial and other information supplied to us by American Public and American Fidelity or publicly available, and we have not independently verified such information. We have further relied upon the assurances of management of American Public and American Fidelity that they are unaware of any facts that would make such information incomplete or misleading. We also have relied upon the management of American Public, as to the reasonableness and achievability of the financial projections (and the assumptions and bases therein) provided to us or prepared for American Public, and we have assumed that such projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the future operating performance of American Public. Neither American Public nor American Fidelity publicly discloses internal management projections of the type provided to Legg Mason in connection with Legg Mason's review of the Transaction. Such projections were not prepared with the expectation of public disclosure. The projections were based on numerous variables and assumptions that are inherently uncertain, including without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections.

      We have not been requested to make, and have not made, an independent appraisal or evaluation of the assets, properties or liabilities of American Public and we have not been furnished with any such appraisal or evaluation. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies and assets may actually be sold. Because such estimates are inherently subject to uncertainty, Legg Mason assumes no responsibility for their accuracy. We are not actuaries and our services did not include actuarial determinations or evaluations by us or an attempt to evaluate actuarial assumptions with respect to all matters related to the reserve adequacy for American Public or American Fidelity. In that regard, we are expressing no opinion as to the adequacy of reserves for American Public or American Fidelity. We have not reviewed any of the books and records of American Public or assumed any responsibility for conducting a physical inspection of the properties or facilities of American Public. Further, this opinion is based upon prevailing market conditions and other circumstances and conditions existing and discussed with us on the date hereof. We have assumed that the Transaction will be consummated on the terms and conditions described in the Agreement reviewed by us. It is understood that subsequent developments may affect the conclusions reached in this opinion and that we do not have any obligation to update, revise or reaffirm this opinion. We also note that at the instruction of the Company we contacted a limited number of third parties regarding a potential merger with American Public.

      It is understood that this letter is directed to the Company's Board of Directors. The opinion expressed herein is provided for the use of the Company's Board of Directors in its evaluation of the proposed Transaction and does not constitute a recommendation to any shareholder of the Company either of the Transaction or as to how such shareholder should vote on or otherwise respond to the Transaction. In addition, this letter does not constitute a recommendation of the Transaction over any other alternative transaction which may be available to the Company and does not address the underlying business decision of the Board of Directors of the Company to proceed with or effect the Transaction.

            American Public Holdings, Inc.
            May __, 2000
            Page

This letter is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purposes, without the prior written consent of Legg Mason Wood Walker, Incorporated; provided that this opinion may be included in its entirety in any filing made by the Company with the Securities and Exchange Commission with respect to the Transaction.

      Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the consideration to be received by the shareholders of American Public in the Transaction is fair to such shareholders from a financial point of view.

                                                LEGG MASON WOOD WALKER, INCORPORATED

                                                By: ____________________________
                                                            James A. Rowan
                                                            Managing Director

APPENDIX C — ARTICLE 13 OF MISSISSIPPI BUSINESS CORPORATION ACT
(DISSENTER'S RIGHTS STATUTE)

§ 79-4-13.01. Definitions.

        In this article:

               (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

               (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 79-4-
13.02 and who exercises that right when and in the manner required by Sections 79-4-13.20 through 79-4-13.28.

               (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

               (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

               (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

               (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

               (7) "Shareholder" means the record shareholder or the beneficial shareholder.

ss.79-4-13.02. Right to dissent.

        (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

               (1) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by Section 79-4-11.03 or the articles of incorporation and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under Section 79-4-11.04;

               (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

               (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1)
year after the date of sale;

               (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                      (i) Alters or abolishes a preferential right of the shares;

                      (ii) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

                      (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

                      (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights;  or

                      (v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fraction share so created is to be acquired for cash under Section 79-4-6.04;  or

               (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

        (b) Nothing in subsection (a)(4) shall entitle a shareholder of a corporation to dissent and obtain payment for his shares as a result of an amendment of the articles of incorporation exclusively for the purpose of either (i)
making such corporation subject to application of the Mississippi Control Share Act, or (ii) making such act inapplicable to a control share acquisition of such corporation.

        (c) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

ss.79-4-13.03. Dissent by nominees and beneficial owners.

        (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights.  The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

        (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

               (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights;  and

               (2) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

§ 79-4-13.20. Notice of dissenters' rights.

        (a) If proposed corporate action creating dissenters' rights under Section 79-4-13.02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters'
rights under this article and be accompanied by a copy of this article.

        (b) If corporate action creating dissenters' rights under Section 79-4-13.02 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Section 79-4-13.22.

§ 79-4-13.21. Notice of intent to demand payment.

        (a) If proposed corporate action creating dissenters' rights under Section 79-4-13.02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (1) must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and (2) must not vote his shares in favor of the proposed action.

        (b) A shareholder who does not satisfy the requirement of subsection (a) is not entitled to payment for his shares under this article.

§ 79-4-13.22. Dissenters' notice.

        (a) If proposed corporate action creating dissenters' rights under Section 79-4-13.02 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 79-4-13.21.

        (b) The dissenters' notice must be sent no later than ten (10) days after the corporate action was taken, and must:

               (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

               (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

               (3) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters'
rights certify whether or not he acquired beneficial ownership of the shares before that date;

               (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more that sixty (60) days after the date the subsection (a) notice is delivered;  and

               (5) Be accompanied by a copy of this article.

§ 79-4-13.23. Duty to demand payment.

        (a) A shareholder sent a dissenters' notice described in Section 79-4-13.22 must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice pursuant to Section 79-4-13.22(b)(3), and deposit his certificates in accordance with the terms of the notice.

        (b) The shareholder who demands payment and deposits his shares under subsection (a) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

        (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

§ 79-4-13.24. Share restrictions.

        (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Section 79-4-
13.26.

        (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

§ 79-4-13.25. Payment.

        (a) Except as provided in Section 79-4-13.27, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with Section 79-4-13.23 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

        (b) The payment must be accompanied by:

               (1) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16)
months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

               (2) A statement of the corporation's estimate of the fair value of the shares;

               (3) An explanation of how the interest was calculated;

               (4) A statement of the dissenters' right to demand payment under Section 79-4-13.28;  and

               (5) A copy of this article.

§ 79-4-13.26. Failure to take action.

        (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

        (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Section 79-4-13.22 and repeat the payment demand procedure.

§ 79-4-13.27. After-acquired shares.

        (a) A corporation may elect to withhold payment required by Section 79-4-13.25 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

        (b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand.  The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated and a statement of the dissenter's right to demand payment under Section 79-4-13.28.

§ 79-4-13.28. Procedure if shareholder dissatisfied with payment or offer.

        (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under Section 79-4-13.25), or reject the corporation's offer under Section 79-4-13.27 and demand payment of the fair value of his shares and interest due, if:

               (1) The dissenter believes that the amount paid under Section 79-4-13.25 or offered under Section 79-4-
13.27 is less than the fair value of his shares or that the interest due is incorrectly calculated;

               (2) The corporation fails to make payment under Section 79-4-13.25 within sixty (60) days after the date set for demanding payment;  or

               (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

        (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) within thirty (30) days after the corporation made or offered payment for his shares.

§ 79-4-13.30. Court action.

        (a) If a demand for payment under Section 79-4-13.28 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest.  If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        (b) The corporation shall commence the proceeding in the chancery court of the county where a corporation's principal office (or, if none in this state, its registered office) is located.  If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

        (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition.  Nonresidents may be served by registered or certified mail or by publication as provided by law.

        (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive.  The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value.  The appraisers have the powers described in the order appointing them, or in any amendment to it.  The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

        (e) Each dissenter made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation, or (2) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under Section 79-4-13.27.

§ 79-4-13.31. Court costs and counsel fees.

        (a) The court in an appraisal proceeding commenced under Section 79-4-13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court.  The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under Section 79-4-13.28.

        (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

               (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 79-4-13.20 through 79-4-13.28;  or

               (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this article.

        (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

                                                             APPENDIX D - STOCKHOLDER AGREEMENT

                                                                    STOCKHOLDER AGREEMENT

            STOCKHOLDER AGREEMENT dated as of April 24, 2000 (this "Agreement"), among
AMERICAN FIDELITY CORPORATION, a Nevada corporation ("AFC"), APLIC
ACQUISITION CORP., an Oklahoma corporation ("Subcorp" and, together with AFC, the
"Purchasers"),  DAVID NEW OPERATING COMPANY, a Mississippi corporation, DAVID
NEW DRILLING COMPANY, a Mississippi corporation, and NEW PARTNERS, L.P., a
Mississippi limited partnership, DAVID A. NEW, SR. and DAVID A. NEW, JR. (collectively, the "Stockholders").

            WHEREAS, the Purchaser and AMERICAN PUBLIC HOLDINGS, INC., a Mississippi
corporation (the "Company"), propose to enter into an Agreement and Plan of Reorganization dated as of the date hereof (the "Reorganization Agreement"), which provides, among other things, that the Company shall merge with and into Subcorp (the "Merger"), upon the terms and subject to the conditions set forth in the Reorganization Agreement (any term used herein without definition shall have the definition ascribed thereto in the Reorganization Agreement);

            WHEREAS, as a condition to the willingness of the Purchaser to enter into the
Reorganization Agreement, and as an inducement to Purchaser to do so, the Stockholders have agreed for the benefit of the Purchaser to vote all the shares of common stock, without par value, issued by the Company ("Common Stock") and beneficially owned by the Stockholders and any other shares of Company Common Stock hereafter acquired  by the Stockholders (the "Shares")
in favor of the Merger, all on the terms and conditions contained in this Agreement.

            NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereby agree as follows:

                                                                        ARTICLE I.
                                                                     CONSENT AND VOTING

            The Stockholders hereby revoke any and all previous proxies granted with respect to the
Shares.  By entering into this Agreement, the Stockholders hereby consent to the Reorganization
Agreement and the transactions contemplated thereby, including the Merger.  So long as the
Reorganization Agreement is in effect, the Stockholders hereby agree (i) to vote all Shares, or execute a consent, in favor of the Reorganization Agreement, the Merger and the transactions contemplated thereby, and (ii) to oppose any Acquisition Proposal and to vote all Shares, or execute a consent, against any Acquisition Proposal.

ARTICLE II.
Representations, Warranties and Covenants of the Stockholders

      The Stockholders represent, warrant and covenant to the Purchaser that:

2.1 Ownership. Each Stockholder is the sole, true, lawful and beneficial owner of the Shares owned by such Stockholder and that there are restrictions on voting rights or rights of disposition pertaining to such
Shares. None of the Shares owned by the Stockholders is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Shares. Until this Agreement is terminated, the Stockholders shall not, directly or indirectly, sell, exchange, encumber, pledge, assign or otherwise transfer or dispose of, or encumber, pledge, assign or otherwise transfer or dispose of, or agree to or solicit any of the foregoing, or grant any right or power to any person that limits each Stockholder’s sole power to vote the
Shares owned by such Stockholder or otherwise. The Stockholders agree to notify the Purchaser promptly and to provide all details requested by the Purchaser if any such Stockholder or any of its affiliates shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

2.2 Authority and Non-Contravention. The execution, delivery and performance by each Stockholder of this Agreement and the consummation of the transactions contemplated hereby (i) are within each Stockholder’s power and authority, have been duly authorized by all necessary action
(including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any governmental entity, and (iii) do not and will not contravene or constitute a default under, or give rise to right of termination, cancellation or acceleration of any right or obligation of the Stockholder or to a loss of any benefit of any Stockholder under, any provision of applicable law or regulation or any agreement, judgment, injunction, order, decree, or other instrument binding on such Stockholder.

2.3 Binding Effect. This Agreement has been duly executed and delivered by the Stockholder and is the valid and binding agreement of each
Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights generally.

2.4 Total Shares. The Shares owned by each Stockholder are the only shares of Company Common Stock beneficially owned as of the date hereof by such Stockholder and no Stockholder has any option to purchase or right to subscribe for or otherwise acquire any securities of the Company and has any other interest in or voting rights with respect to any other securities of the
Company.

ARTICLE III.
Additional Agreements

3.1                    No Solicitation.  Each Stockholder shall not directly or indirectly (i) solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage) any Acquisition

Proposal, or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek the foregoing. Each Stockholder shall promptly advise the Purchaser of the terms of any communications it or any of its affiliates may receive relating to any Acquisition Proposal (including, without limitation, the identity of the party making any such Acquisition Proposal).

ARTICLE IV.

Miscellaneous

4.1 Expenses. All costs and expenses incurred in connection
with this Agreement shall be paid by the party incurring such cost or expense.

4.2 Further Assurances. The Purchaser and the Stockholders will execute and deliver or cause to be executed and delivered all further documents and instruments and use its reasonable best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby and by the Reorganization
Agreement.

4.3 Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this
Agreement.

4.4 Specific Performance. The Stockholders agree that the
Purchaser would be irreparably damaged if for any reason any Stockholder fails to perform any of its obligations under this Agreement, and that the Purchaser would not have an adequate remedy at law for money damages in such event.
Accordingly, the Purchaser shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this
Agreement by the Stockholders. This provision is without prejudice to any other rights that the Purchaser may have against the Stockholders for any failure to perform its obligations under this Agreement.

4.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

4.6                    Survival of Representations and Warranties.  All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares.

4.7           Amendments; Termination.  This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.  This Agreement will terminate upon termination of the Reorganization
Agreement.

4.8 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. A party may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto and any purported assignment, delegation or transfer without such consent shall be null and void.

4.9                    Governing Law.  This Agreement shall be construed in accordance with and governed by the law of Oklahoma without giving effect to the principles of conflicts of laws thereof.

4.10 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effects as if the signatures thereto and thereof were upon the same instrument.
This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

[SIGNATURES]
                                                                                               STOCKHOLDERS

AMERICAN PUBLIC HOLDINGS, INC.
2305 LAKELAND DRIVE
JACKSON, MISSISSIPPI 39208

PROXY

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints David A. New, Sr. and Paul H. Watson, Jr., jointly and individually, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent the undersigned, and to vote upon all matters that may properly come before the special meeting including the matters described in the Proxy Statement furnished herewith, with full power to vote, and to cumulate votes on all the shares of common stock of American Public Holdings, Inc. held of record by the undersigned on May 26, 2000, at the special meeting of shareholders to be held on Tuesday, June 27, 2000, at 9:00 a.m., local time, and at any and all adjournments thereof as follows:

            1.          The proposal to approve and adopt the Agreement and Plan of Reorganization, dated April 24,
                        2000, as amended, by and among American Public, American Fidelity Corporation and APLIC
                        Acquisition Corp. pursuant to which APLIC Acquisition Corp. will be merged with and into
                        American Public Holdings, Inc. and each issued and outstanding share of common stock of
                        American Public Holdings, Inc. (other than shares owned by shareholders who exercise their dissenters' rights) will be converted into the right to receive $16.64715 in cash.

                        FOR  |_|                                        AGAINST  |_|                                    ABSTAIN  |_|

            2.          In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" Proposal 1.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR PROPOSAL 1.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH
MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR
DISCRETION.

Please sign exactly as your name appears on certificate(s) representing shares to be voted by this proxy.  When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in full partnership name by an authorized person.  If shares are held as joint tenants, each holder should sign.

Votes must be indicated by an (x) in Black or Blue Ink.

Dated ___________________, 2000

------------------------------                                                                  ------------------------------
SIGNATURE OF SHAREHOLDER                                                                        SIGNATURE OF SHAREHOLDER

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
ENVELOPE